UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07692
Name of Fund: Legg Mason Investors Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: March 31, 2006
Date of reporting period: March 31, 2006

Item 1. Report of Shareholders

Annual Report to Shareholders       1
To Our Shareholders,
   We are pleased to provide you with Legg Mason Investors Trust’s annual report for American Leading Companies Trust, Balanced Trust, Financial Services Fund and U.S. Small-Capitalization Value Trust, for the year ended March 31, 2006.
   PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2006, are included in this report.
   Information about each of the Funds’ performance over longer periods of time are shown in their respective Performance Information sections within this report. For more information about the Fund share classes included in the report, please contact your financial adviser.
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President
May 19, 2006

2      Annual Report to Shareholders
Management’s Discussion of Fund Performance
American Leading Companies Trust
   The U.S. equity market performed well for the fiscal year ending March 31, 2006, as corporate America posted strong earnings growth despite pressure from high oil prices and rising short-term interest rates. Market returns were particularly strong in the first calendar quarter of 2006 as concerns over inflation and an overly aggressive Federal Reserve System were alleviated somewhat by signs of a slowing housing market and a drop in fourth quarter real gross domestic product (GDP) to 1.1% from 3.8% in the prior quarter.

Total Returns Periods
Ending March 31, 2006

	3 Months	1 Year

S&P 500 Stock Composite IndexA	+4.21%	+11.73%
Dow Jones Industrial AverageA	+4.24%	+8.26%
S&P 400 Mid-Cap IndexA	+7.63%	+21.62%
Russell 2000 IndexA	+13.94%	+25.93%
Nasdaq Composite IndexA	+6.37%	+18.02%

   As illustrated above, small- and mid-cap stocks continued to outpace large-cap stocks during the year, as the twelve month returns of the S&P Mid-Cap and small cap Russell 2000 Indices dwarfed the returns of the S&P 500 Index and Dow Industrials. This return pattern was also evident in American Leading Companies Trust, as the ten largest companies in the portfolio measured by market capitalization were up an average of 2.4% for the fiscal year, while the ten smallest market capitalization companies were up an average of 16.7%.
   For the twelve months ending March 31, 2006, American Leading Companies Trust gained 12.54%, bettering its principal benchmark, the S&P 500 Index, which returned 11.73%. Total

A	See Glossary of Index Definitions on page 112. It is not possible to invest in an index.

Annual Report to Shareholders       3
returns for the Fund for various periods ended March 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through March 31, 2006
First
	Quarter	One	Three	Five	Ten	Since
	2006	Year	Years	Years	Years	InceptionB

American Leading Companies
Primary Class	+1.74%	+12.54%	+19.16%	+6.12%	+9.55%	+9.46%
Institutional Class	+2.01%	+13.63%	+20.35%	N/A	N/A	+6.54%
S&P 500 Stock Composite Index	+4.21%	+11.73%	+17.22%	+3.97%	+8.95%	+10.51%
Dow Jones Industrial Average	+4.24%	+8.26%	+14.13%	+4.60%	+9.19%	+11.53%
Lipper Large-Cap Core FundsA	+3.94%	+11.63%	+15.46%	+2.57%	+7.31%	+9.02%
Lipper Large-Cap Value FundsA	+4.55%	+11.40%	+18.82%	+5.11%	+8.55%	+10.09%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.
   The leading percentage gainers and laggards in the portfolio among stocks owned for the entire year are listed elsewhere in this report. On a performance contribution basis, which takes into account both price change and portfolio weighting, the leading positive contributors for the fiscal year were: Health Net Inc., Phelps Dodge Corporation, UnitedHealth Group Incorporated, Sprint Nextel Corporation and J.P. Morgan Chase & Co. The largest detractors from performance were: Tyco International Ltd., Liberty Media Corporation— Series A, Intel Corporation, International Business Machines Corporation and Bristol-Myers Squibb Company. The industries that contributed most positively to the Fund’s relative performance for the fiscal year included commodity stocks and managed-care companies. The two sectors that had the greatest negative impact on relative performance were industrials and information technology.

BThe inception date of the Primary Class is September 1, 1993. The inception date of the Institutional Class is June 14, 2001. Index returns are for periods beginning August 31, 1993.

4      Annual Report to Shareholders
Management’s Discussion of Fund Performance — Continued
   For the year, we would describe portfolio activity as moderate, with turnover averaging about 20%. A complete listing of new purchases and liquidations is presented elsewhere in this report. In broad terms, during the year, we expanded the number of holdings in the portfolio by about 16%, from 57 to 66. The biggest single change in the portfolio’s structure during the year was an approximate 6.5 percentage point increase in technology holdings with new positions in Dell Inc., Symantec Corporation and Accenture Ltd., and additions to our existing holdings of Intel Corporation, Applied Materials Inc. and Hewlett-Packard Company. In addition, we added to our e-commerce holdings with the purchase of eBay Inc. and Yahoo! Inc., and additions to our holdings of Expedia Inc. and Amazon.com, Inc. We also repositioned our holdings in a number of other sectors. In materials, we broadened our diversification by reducing our positions in three existing holdings to fund the purchase of U.S. Steel Corporation. In pharmaceuticals, we sold Merck & Co., Inc. and Bristol-Myers Squibb Co. to buy more Pfizer Inc. and Johnson & Johnson. In financials, we sold Fannie Mae and reduced our positions in MGIC Investment Corporation, Washington Mutual, Inc. and Lloyds TSB Group plc to buy a new position in re-insurer XL Capital Ltd., and add to Countrywide Financial Corporation. In the consumer discretionary sector, we sold grocer Albertson’s— which is being taken over—and bought Pulte Homes, Inc. and Eastman Kodak Company. Finally, we took advantage of favorable prices to reduce our portfolio weightings in energy stocks and managed-care companies. We are now underweight energy, but remain overweighted in the managed-care sector.
David E. Nelson, CFA
April 20, 2006
DJIA 11,342.89

Annual Report to Shareholders       5
Expense Example
American Leading Companies Trust
   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.
Actual Expenses
   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	10/1/05	3/31/06	10/1/05 to 3/31/06

Primary Class:
Actual	$1,000.00	$1,055.80	$9.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	$9.35
Institutional Class:
Actual	$1,000.00	$1,060.80	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.86% and 0.84% for the Primary Class and Institutional Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

6      Annual Report to Shareholders
Performance Information
American Leading Companies Trust
   The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders       7
Growth of a $10,000 Investment — Primary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+12.54%	+12.54%
Five Years	+34.59%	+6.12%
Ten Years	+149.03%	+9.55%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8      Annual Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+13.63%	+13.63%
Three Years	+74.33%	+20.35%
Life of Class*	+35.50%	+6.54%

* Inception date: June 14, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 2001.

Annual Report to Shareholders       9
Portfolio Composition (As of March 31, 2006) B
(As a percentage of the portfolio)
Top Ten Holdings (As of March 31, 2006)

% of
Security	Net Assets

Sprint Nextel Corporation	4.8%
UnitedHealth Group Incorporated	4.3%
J.P. Morgan Chase & Co.	3.9%
Altria Group, Inc.	3.6%
Tyco International Ltd.	3.4%
WellPoint Inc.	3.1%
Citigroup Inc.	2.8%
Health Net Inc.	2.4%
Lloyds TSB Group plc	2.3%
Nokia Oyj – ADR	2.3%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

10      Annual Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance C

Strongest performers for the year ended March 31, 2006D

1.	Phelps Dodge Corporation	+71.4%
2.	Transocean Inc.	+56.0%
3.	Health Net Inc.	+55.4%
4.	Baker Hughes Incorporated	+55.1%
5.	Hewlett-Packard Company	+51.7%
6.	Merrill Lynch & Co., Inc.	+41.0%
7.	Nokia Oyj — ADR	+41.0%
8.	Anadarko Petroleum Corporation	+33.8%
9.	Devon Energy Corporation	+28.9%
10.	Texas Instruments Incorporated	+27.9%

Weakest performers for the year ended March 31, 2006D

1.	Tyco International Ltd.	-19.4%
2.	Sara Lee Corporation	-15.9%
3.	Intel Corporation	-15.0%
4.	Johnson & Johnson	-10.0%
5.	Kimberly-Clark Corporation	-9.4%
6.	International Business Machines Corporation	-8.9%
7.	Liberty Media Corporation	-6.9%
8.	Wal-Mart Stores, Inc.	-4.5%
9.	Time Warner, Inc.	-3.5%
10.	Pfizer Inc.	-2.1%
Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006

Boston Scientific Corporation	Albertson’s, Inc.
Pulte Homes, Inc.	Bristol-Myers Squibb Company
Yahoo! Inc.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

D	Securities held for the entire year.

Annual Report to Shareholders       11
Portfolio of Investments
American Leading Companies Trust
March 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.2%
Consumer Discretionary — 13.9%
Household Durables — 1.2%
Koninklijke (Royal) Philips Electronics N.V. – ADR	63	$2,120
Pulte Homes, Inc.	200	7,684
		9,804

Internet and Catalog Retail — 4.3%
Amazon.com, Inc.	300	10,953	A
Expedia, Inc.	525	10,642	A
IAC/InterActiveCorp	425	12,524	A
		34,119

Leisure Equipment and Products — 1.1%
Eastman Kodak Company	300	8,532

Media — 4.3%
Liberty Media Corporation	1,440	11,823	A
The DIRECTV Group, Inc.	900	14,760	A
Time Warner Inc.	480	8,059
		34,642

Specialty Retail — 3.0%
The Home Depot, Inc.	200	8,460
The TJX Companies, Inc.	630	15,637
		24,097

Consumer Staples — 5.1%
Beverages — 0.9%
The Pepsi Bottling Group, Inc.	225	6,838

Food and Staples Retailing — 0.2%
Wal-Mart Stores, Inc.	35	1,654

12      Annual Report to Shareholders
Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Consumer Staples — Continued
Food Products — 0.3%
Sara Lee Corporation	122	$2,181

Household Products — 0.2%
Kimberly-Clark Corporation	25	1,445

Tobacco — 3.5%
Altria Group, Inc.	400	28,344

Energy — 5.2%
Energy Equipment and Services — 1.6%
Baker Hughes Incorporated	36	2,463
Transocean Inc.	128	10,238	A
		12,701

Oil, Gas and Consumable Fuels — 3.6%
Anadarko Petroleum Corporation	67	6,768
Apache Corporation	97	6,354
Devon Energy Corporation	208	12,693
Exxon Mobil Corporation	30	1,826
Royal Dutch Shell PLC	24	1,494
		29,135

Financials — 20.6%
Capital Markets — 1.2%
Merrill Lynch & Co., Inc.	70	5,513
Morgan Stanley	70	4,398
		9,911

Commercial Banks — 4.3%
Bank of America Corporation	343	15,638
Lloyds TSB Group plc	1,950	18,657
		34,295

Annual Report to Shareholders       13

	Shares/Par	Value

Financials — Continued
Diversified Financial Services — 6.7%
Citigroup Inc.	465	$21,962
J.P. Morgan Chase & Co.	752	31,313
		53,275

Insurance — 4.8%
American International Group, Inc.	250	16,523
The St. Paul Travelers Companies, Inc.	318	13,289
XL Capital Ltd.	127	8,129
		37,941

Thrifts and Mortgage Finance — 3.6%
Countrywide Financial Corporation	300	11,010
MGIC Investment Corporation	75	4,997
Washington Mutual, Inc.	300	12,786
		28,793

Health Care — 13.5%
Health Care Equipment and Supplies — 1.0%
Boston Scientific Corporation	350	8,067	A

Health Care Providers and Services — 9.8%
Health Net Inc.	370	18,804	A
UnitedHealth Group Incorporated	616	34,393
WellPoint Inc.	323	25,002	A
		78,199

Pharmaceuticals — 2.7%
Johnson & Johnson	180	10,659
Pfizer Inc.	440	10,965
		21,624

14      Annual Report to Shareholders
Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Industrials — 9.6%
Aerospace and Defense — 3.6%
General Dynamics Corporation	216	$13,820
Lockheed Martin Corporation	200	15,026
		28,846

Industrial Conglomerates — 4.9%
General Electric Company	340	11,825
Tyco International Ltd.	1,000	26,880
		38,705

Machinery — 1.1%
Caterpillar Inc.	60	4,308
Deere & Company	60	4,743
		9,051

Information Technology — 16.5%
Communications Equipment — 2.3%
Nokia Oyj — ADR	875	18,130

Computers and Peripherals — 4.5%
Dell Inc.	400	11,904	A
Hewlett-Packard Company	350	11,515
International Business Machines Corporation	152	12,535
		35,954

Internet Software and Services — 2.5%
eBay Inc.	350	13,671	A
Yahoo! Inc.	200	6,452	A
		20,123

IT Services — 0.9%
Accenture Ltd.	250	7,518

Annual Report to Shareholders       15

	Shares/Par	Value

Information Technology — Continued
Semiconductors and Semiconductor Equipment — 4.0%
Applied Materials, Inc.	550	$9,630
Intel Corporation	800	15,480
Texas Instruments Incorporated	200	6,494
		31,604

Software — 2.3%
Microsoft Corporation	405	11,020
Symantec Corporation	450	7,574	A
		18,594

Materials — 7.1%
Metals and Mining — 7.1%
Alcoa Inc.	310	9,474
Newmont Mining Corporation	255	13,232
Phelps Dodge Corporation	210	16,911
United States Steel Corporation	280	16,990
		56,607

Telecommunication Services — 6.2%
Wireless Telecommunication Services — 6.2%
ALLTEL Corporation	180	11,655
Sprint Nextel Corporation	1,471	38,011
		49,666

Utilities — 0.5%
Independent Power Producers and Energy Traders — 0.5%
Duke Energy Corporation	140	4,081

Total Common Stock and Equity Interests (Identified Cost — $496,122)		784,476

16      Annual Report to Shareholders
Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Repurchase Agreements — 0.7%
Bank of America 4.75%, dated 3/31/06, to be repurchased at $2,763 on 4/3/06 (Collateral: $2,815 Federal Home Loan Bank notes, 4.75%, due 8/8/07, value $2,822)	$2,762	$2,762
J.P. Morgan Chase & Co. 4.70%, dated 3/31/06, to be repurchased at $2,762 on 4/3/06 (Collateral: $2,810 Fannie Mae notes, 4.75%, due 8/10/07, value $2,820)	2,761	2,761

Total Repurchase Agreements (Identified Cost — $5,523)		5,523

Total Investments — 98.9% (Identified Cost — $501,645)		789,999
Other Assets Less Liabilities — 1.1%		9,107

Net Assets — 100%		$799,106

See notes to financial statements.

A	Non-income producing.
ADR — American Depository Receipt.

Annual Report to Shareholders       17
Statement of Assets and Liabilities
American Leading Companies Trust
March 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $496,122)		$784,476
Short-term securities at value (Identified Cost – $5,523)		5,523
Cash		1
Receivable for fund shares sold		2,585
Receivable for securities sold		11,927
Dividends and interest receivable		1,910
Foreign tax receivable		3
Other assets		7

Total assets		806,432
Liabilities:
Payable for fund shares repurchased	$1,310
Payable for securities purchased	4,663
Accrued management fee	470
Accrued distribution fee	636
Tax withholding liability	64
Accrued expenses	183

Total liabilities		7,326

Net Assets		$799,106

Net assets consist of:
Accumulated paid-in capital applicable to:
30,810 Primary Class shares outstanding		$464,150
1,637 Institutional Class shares outstanding		32,737
Undistributed net investment income		525
Undistributed net realized gain on investments		13,340
Unrealized appreciation/depreciation of investments		288,354

Net Assets		$799,106

Net Asset Value Per Share:
Primary Class		$24.59

Institutional Class		$25.33

See notes to financial statements.

18      Annual Report to Shareholders
Statement of Operations
American Leading Companies Trust
For the Year Ended March 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends	$13,474	A
Interest	390

Total income			$13,864
Expenses:
Management fees	5,375
Distribution and service fees:
Primary Class	6,939
Audit and legal fees	50
Custodian fees	120
Directors’ fees and expenses	34
Registration fees	52
Reports to shareholders	137
Transfer agent and shareholder servicing expense:
Primary Class	424
Institutional Class	14
Other expenses	82

	13,227
Less: Compensating balance credits	(1)

Total expenses			13,226

Net Investment Income			638
Net Realized and Unrealized Gain on Investments:
Realized gain on investments	22,746	B
Change in unrealized appreciation/depreciation of investments	63,002

Net Realized and Unrealized Gain on Investments			85,748

Change in Net Assets Resulting From Operations			$86,386

See notes to financial statements.

A	Net of foreign taxes withheld of $132

B	See Note 1, Commission Recapture, in the notes to financial statements.

Annual Report to Shareholders       19
Statement of Changes in Net Assets
American Leading Companies Trust
(Amounts in Thousands)

	For the Years Ended

	3/31/06	3/31/05

Change in Net Assets:
Net investment income	$638	$143
Net realized gain on investments	22,746	31,042
Change in unrealized appreciation of investments	63,002	29,389

Change in net assets resulting from operations	86,386	60,574
Distributions to shareholders:
From net investment income:
Primary Class	—	(214)
Institutional Class	(91)	(176)
Change in net assets from Fund share transactions:
Primary Class	21,783	10,335
Institutional Class	15,623	2,595

Change in net assets	123,701	73,114
Net Assets:
Beginning of year	675,405	602,291

End of year	$799,106	$675,405

Undistributed net investment income/(loss)	$525	$(16)

See notes to financial statements.

20      Annual Report to Shareholders
Financial Highlights
American Leading Companies Trust
   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.
Primary Class:

	Years Ended March 31,

	2006	2005		2004		2003	2002

Net asset value, beginning of year	$21.85	$19.85		$14.54		$18.13	$18.28

Investment operations:
Net investment income/(loss)	.01	—	A	.01		(.01)	(.08)
Net realized and unrealized gain/(loss) on investments	2.73	2.01		5.30		(3.58)	(.07)

Total from investment operations	2.74	2.01		5.31		(3.59)	(.15)

Distributions:
From net investment income	—	(.01)		—	B	—	—

Total distributions	—	(.01)		—	B	—	—

Net asset value, end of year	$24.59	$21.85		$19.85		$14.54	$18.13

Total return	12.54%	10.12%		36.54%		(19.80)%	(.82)%
Ratios to Average Net Assets:C
Total expenses	1.86%	1.88%		1.90%		1.92%	1.93%
Expenses net of waivers, if any	1.86%	1.88%		1.90%		1.92%	1.93%
Expenses net of all reductions	1.86%	1.88%		1.90%		1.92%	1.93%
Net investment income/(loss)	.04%	(.01)%		.05%		(.05)%	(.47)%
Supplemental Data:
Portfolio turnover rate	14.3%	19.4%		19.6%		19.0%	22.7%
Net assets, end of year (in thousands)	$757,630	$654,019		$585,295		$410,331	$551,061

See notes to financial statements.

A	$(.001) per share

B	$(.003) per share

C	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Annual Report to Shareholders       21
Institutional Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002D

Net asset value, beginning of year	$22.34	$20.28	$14.83	$18.27	$19.08

Investment operations:
Net investment income	.22	.21	.20	.15	.09
Net realized and unrealized gain/(loss) on investments	2.82	2.06	5.42	(3.59)	(.90)

Total from investment operations	3.04	2.27	5.62	(3.44)	(.81)

Distributions:
From net investment income	(.05)	(.21)	(.17)	—	—

Total distributions	(.05)	(.21)	(.17)	—	—

Net asset value, end of year	$25.33	$22.34	$20.28	$14.83	$18.27

Total return	13.63%	11.21%	37.96%	(18.83)%	(4.25	)%E
Ratios to Average Net Assets:C
Total expenses	.84%	.90%	.85%	.87%	.87	%F
Expenses net of waivers, if any	.84%	.90%	.85%	.87%	.87	%F
Expenses net of all reductions	.84%	.90%	.85%	.87%	.87	%F
Net investment income	1.09%	.99%	1.14%	1.02%	.62	%F
Supplemental Data:
Portfolio turnover rate	14.3%	19.4%	19.6%	19.0%	22.7%
Net assets, end of year (in thousands)	$41,476	$21,386	$16,996	$8,729	$9,649

See notes to financial statements.

D	For the period June 14, 2001 to March 31, 2002.

E	Not annualized.

F	Annualized.

22      Annual Report to Shareholders
Management’s Discussion of Fund Performance
Balanced Trust
   Total returns for the Fund for various periods ended March 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through March 31, 2006
First
	Quarter	One	Three	Five	Since
	2006	Year	Years	Years	InceptionA

Balanced Trust
Primary Class	+1.60%	+8.68%	+10.40%	+3.34%	+4.40%
Financial Intermediary Class	+1.79%	+9.24%	+10.92%	+3.84%	+3.91%
Institutional Class	+1.79%	+9.25%	+11.15%	+4.07%	+4.14%
S&P 500 Stock Composite IndexB	+4.21%	+11.73%	+17.22%	+3.97%	+8.59%
Lehman Intermediate Government/Credit IndexB	-0.38%	+2.08%	+2.33%	+4.71%	+5.90%
Lipper Balanced Fund IndexB	+3.25%	+10.02%	+13.09%	+5.25%	+7.58%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.
Overview
   During the 12-month period ending March 31, 2006, the Fund generated a total return of 8.68%. The Lipper Balanced Fund Index, a mutual fund comparative index, returned 10.02% during the period. The majority of this underperformance is attributable to our decision to maintain the asset allocation of the Fund at 60% equity, 40% fixed-income levels. During the period, returns from the equity market were significantly greater than those from domestic fixed-income securities.

A	The inception date of the Primary Class is October 1, 1996. The inception date of the Financial Intermediary and Institutional Classes is March 16, 2001. Index returns are for periods beginning September 30, 1996.

B	See the Glossary of Index Definition on 112. It is not possible to invest in an index.

Annual Report to Shareholders       23
Equity Portfolio
   During the 12-month period ending March 31, 2006, the equity portfolio generated positive absolute and relative returns. The equity portion of the Fund posted a total return of 16.4% versus 11.73% for the S&P 500 Stock Composite Index, the Fund’s equity benchmark. This level of return enabled the overall Fund to close some, but not all, of the performance gap with the Lipper Balanced Fund Index.
   Stock selection was the primary driver of equity portfolio performance during the period. The best-performing stocks owned by the Fund during the last 12 months were Schlumberger Limited (+81.3%), Rio Tinto plc-ADR (+66.1%) and MedImmune Inc (+53.6%). Meanwhile, the worst-performing stocks were Intel Corporation (-15.0%), Johnson & Johnson (-10.0%) and Kimberly-Clark Corporation (-9.4%). Beyond the individual securities selected, the Fund benefited from an overweighed allocation to energy and modest underweighting of technology and consumer companies. Our decision to avoid the telecommunications companies as well as our underweighted exposure to financial service companies detracted from the Fund’s overall return.
Fixed-Income Portfolio
   The fixed-income portfolio also generated positive absolute and relative returns. The fixed-income portion of the Fund posted a total return of 2.27% versus 2.08% for the Lehman Intermediate Government/ Credit Index, the Fund’s fixed income benchmark. Interest rates moved higher throughout the period and that negatively impacted bond prices and reduced returns for the period.
   The favorable relative performance is due to the Fund’s allocation to mortgage-backed securities and to a conservative posture toward interest rate risk. The Fund’s interest rate risk, as measured by duration, averaged 97% of the benchmark throughout the period. Owning quality investment-grade corporate bonds also added to the relative outperformance.
   Specific bonds that performed particularly well tended to be shorter in maturity. The Ford Motor Credit 6.875% bonds due 2/1/06, returned 5.16%, and the Safeway 4.80% bonds due 7/16/07, returned 3.96% for the 12 months. A convertible bond for IVAX Corp’s 4.5% bonds due 5/15/08, were called at par on 1/9/06, and returned 7% for their 250 day holding period in the Fund. Of the mortgage-backed securities, the higher coupons did the best. The GNMA 7% bonds due 2/15/28, returned 5.07% for the year. Our decision to hold an underweight allocation to agency notes, a sector that ultimately performed well for the year, detracted from performance. Inflation notes, which comprise about 5% of the

24      Annual Report to Shareholders
Management’s Discussion of Fund Performance — Continued
fixed-income portfolio, performed well at times throughout the year, but lagged in performance for the 12 months.
Peter A. Sorrentino, CFA
Troy R. Snider, CFA
David P. Francis
April 20, 2006
DJIA 11,342.89

Annual Report to Shareholders       25
Expense Example
Balanced Trust
   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.
Actual Expenses
   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	10/1/05	3/31/06	10/1/05 to 3/31/06

Primary Class
Actual	$1,000.00	$1,026.90	$9.35
Hypothetical (5% return before expenses)	1,000.00	1,015.71	9.30
Financial Intermediary Class
Actual	$1,000.00	$1,029.30	$6.83
Hypothetical (5% return before expenses)	1,000.00	1,018.20	6.79
Institutional Class
Actual	$1,000.00	$1,028.50	$5.56
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.54

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.85%, 1.35% and 1.10% for the Primary Class, Financial Intermediary Class and Institutional Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

26      Annual Report to Shareholders
Performance Information
Balanced Trust
   The graphs on the following pages compare the Fund’s total returns to that of two closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary or Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders       27
Growth of a $10,000 Investment — Primary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+8.68%	+8.68%
Five Years	+17.84%	+3.34%
Life of Class*	+50.52%	+4.40%

* Inception date: October 1, 1996

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning September 30, 1996.

28      Annual Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+9.24%	+9.24%
Five Years	+20.73%	+3.84%
Life of Class*	+21.35%	+3.91%

* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Annual Report to Shareholders       29
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+9.25%	+9.25%
Five Years	+22.06%	+4.07%
Life of Class*	+22.69%	+4.14%

* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30      Annual Report to Shareholders
Performance Information — Continued
Portfolio Composition (As of March 31 2006) C

(As a percentage of the portfolio)
Top Ten Holdings (As of March 31, 2006)

% of
Security	Net Assets

United States Treasury Notes, 3.38%, due 11/15/08	2.6%
Questar Corporation	2.2%
Citigroup Inc.	2.0%
Fannie Mae	1.9%
United States Treasury Notes, 3.25%, due 8/15/07	1.9%
General Electric Company	1.9%
Target Corporation	1.9%
Kansas City Southern	1.9%
The PMI Group, Inc.	1.7%
McDonald’s Corporation	1.7%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders       31
Selected Portfolio Performance D

Strongest performers for the year ended March 31, 2006E

1.	Schlumberger Limited	+81.3%
2.	Rio Tinto plc	+66.1%
3.	MedImmune, Inc.	+53.6%
4.	Kyphon Inc.	+47.8%
5.	Nokia Oyj	+41.0%
6.	EnCana Corp.	+33.6%
7.	Kansas City Southern	+28.3%
8.	Texas Instruments Incorporated	+27.9%
9.	Lincoln National Corporation	+24.6%
10.	L-3 Communications Holdings, Inc.	+21.7%

Weakest performers for the year ended March 31, 2006E

1.	Intel Corporation	-15.0%
2.	Johnson & Johnson	-10.0%
3.	Kimberly-Clark Corporation	-9.4%
4.	SYSCO Corporation	-9.2%
5.	International Business Machines Corporation	-8.9%
6.	Abbott Laboratories	-6.6%
7.	United States Treasury Notes, 2%, 1/15/14	-4.7%
8.	Wal-Mart Stores, Inc.	-4.5%
9.	Kroger Company	-4.5%
10.	SLM Corporation	-3.9%
Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006

CANON Inc. — ADR	Fannie Mae, 5.50%, 10/1/34
First Data Corporation, 3.38%, 8/1/08	Fannie Mae, 5.00%, 7/1/18
General Electric Company, 5.00%, 2/1/13	Ford Motor Credit Company, 6.88%, 2/1/06
Teva Pharmaceutical Industries Ltd. — ADR	IVAX Corporation
The Goldman Sachs Group, Inc.	IVAX Corporation, 4.50%, 5/15/08

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire year.

32      Annual Report to Shareholders
Portfolio of Investments
Balanced Trust
March 31, 2006
(Amounts in Thousands)

	Par/Shares	Value

Common Stocks and Equity Interests — 59.0%
Consumer Discretionary — 6.4%
Hotels, Restaurants and Leisure — 1.7%
McDonald’s Corporation	28	$962

Media — 0.8%
The Walt Disney Company	15	429

Multi-Line Retail — 1.9%
Target Corporation	20	1,050

Office Electronics — 0.9%
CANON Inc. — ADR	8	542

Specialty Retail — 1.1%
Lowe’s Companies, Inc.	10	619

Consumer Staples — 4.9%
Beverages — 1.5%
PepsiCo, Inc.	15	838

Food and Staples Retailing — 1.5%
SYSCO Corporation	10	308
Wal-Mart Stores, Inc.	12	548
		856

Household Products — 1.2%
Kimberly-Clark Corporation	12	670

Personal Products — 0.7%
Avon Products, Inc.	12	362

Annual Report to Shareholders       33

	Par/Shares	Value

Energy — 8.7%
Energy Equipment and Services — 4.8%
Nabors Industries, Ltd.	13	$959	A
National-Oilwell Varco Inc.	13	840	A
Schlumberger Limited	7	873
		2,672

Oil, Gas & Consumable Fuels — 3.9%
BP plc – ADR	10	717
ChevronTexaco Corporation	12	707
EnCana Corp.	16	767
		2,191

Financials — 8.8%
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.	4	549

Consumer Finance — 1.0%
Capital One Financial Corporation	7	580

Diversified Financial Services — 2.0%
Citigroup Inc.	24	1,138

Insurance — 1.1%
Lincoln National Corporation	12	633

Thrifts and Mortgage Finance — 3.7%
Fannie Mae	21	1,085
The PMI Group, Inc.	21	978
		2,063

Health Care — 9.5%
Biotechnology — 2.9%
MedImmune, Inc.	24	874	A
Medtronic, Inc.	15	782
		1,656

34      Annual Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

	Par/Shares	Value

Health Care — Continued
Health Care Equipment and Supplies — 3.3%
Biomet, Inc.	21	$753
DENTSPLY International Inc.	6	372
Kyphon Inc.	10	357	A
STERIS Corporation	15	358
		1,840

Pharmaceuticals — 3.3%
Abbott Laboratories	12	493
Johnson & Johnson	10	586
Teva Pharmaceutical Industries Ltd. – ADR	19	786
		1,865

Industrials — 7.3%
Aerospace and Defense — 1.5%
L-3 Communications Holdings, Inc.	10	824

Industrial Conglomerates — 1.9%
General Electric Company	31	1,071

Machinery — 1.3%
Dover Corporation	15	723

Road and Rail — 2.6%
Kansas City Southern	42	1,047	A
Norfolk Southern Corporation	8	444
		1,491

Information Technology — 8.7%
Communications Equipment — 2.8%
Cisco Systems, Inc.	37	793	A
Nokia Oyj – ADR	39	798
		1,591

Annual Report to Shareholders       35

	Par/Shares	Value

Information Technology — Continued
Computers and Peripherals — 1.1%
International Business Machines Corporation	7	$602

Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials, Inc.	35	604
Intel Corporation	35	681
Texas Instruments Incorporated	22	721
		2,006

Software — 1.2%
Oracle Corporation	48	660	A

Materials — 2.5%
Chemicals — 1.7%
Praxair, Inc.	17	960

Metals and Mining — 0.8%
Rio Tinto plc – ADR	2	455

			Par/
	Rate	Maturity Date	Shares	Value

Utilities — 2.2%
Gas Utilities — 2.2%
Questar Corporation			17	$1,219

Total Common Stocks and Equity Interests (Identified Cost — $25,890)				33,117
Corporate Bonds and Notes — 13.9%
Aerospace and Defense — 0.9%
General Dynamics Corporation	4.500%	8/15/10	$500	$484

Capital Markets — 0.9%
Merrill Lynch & Co., Inc.	3.700%	4/21/08	500	486

36      Annual Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

			Par/
	Rate	Maturity Date	Shares	Value

Corporate Bonds and Notes — Continued
Commercial Banks — 0.6%
Bank of America Corporation	5.125%	11/15/14	330	$321

Computers and Peripherals — 0.9%
International Business Machines Corporation	3.800%	2/1/08	550	536

Diversified Financial Services — 1.7%
Citigroup Inc.	3.500%	2/1/08	500	485
First Data Corporation	3.375%	8/1/08	475	454

				939

Industrial Conglomerates — 0.8%
General Electric Company	5.000%	2/1/13	450	438

Finance — 3.5%
American Express Credit Corporation	3.000%	5/16/08	575	549
Caterpillar Financial Services Corporation	4.300%	6/1/10	500	480
John Deere Capital Corporation	3.900%	1/15/08	500	488
SLM Corporation	5.54%	1/31/14	500	481	B

				1,998

Food and Staples Retailing — 2.5%
Kroger Company	6.750%	4/15/12	400	416
Safeway Inc.	4.800%	7/16/07	525	520
Wal-Mart Stores, Inc.	4.550%	5/1/13	475	452

				1,388

Oil, Gas & Consumable Fuels — 0.5%
Pacific Gas and Electric Company	4.200%	3/1/11	325	306

Annual Report to Shareholders       37

			Par/
	Rate	Maturity Date	Shares	Value

Pharmaceuticals — 0.8%
Abbott Laboratories	3.750%	3/15/11	500	$466

Road and Rail — 0.8%
Union Pacific Corporation	6.625%	2/1/08	450	459

Total Corporate Bonds and Notes (Identified Cost — $8,031)				7,821

U.S. Government and Agency Obligations — 17.3%
Fixed Rate Securities — 15.5%
Fannie Mae	3.250%	2/15/09	750	713
Fannie Mae	3.875%	2/15/10	750	717
Fannie Mae	4.625%	10/15/14	300	289
Federal Farm Credit Bank	3.750%	4/9/10	475	451
Freddie Mac	3.160%	5/7/07	675	661
Freddie Mac	3.625%	9/15/08	750	726
Freddie Mac	4.500%	11/15/12	650	627
United States Treasury Notes	3.250%	8/15/07	1,100	1,076
United States Treasury Notes	3.375%	11/15/08	1,500	1,447
United States Treasury Notes	3.625%	7/15/09	950	916
United States Treasury Notes	5.000%	8/15/11	450	454
United States Treasury Notes	4.000%	2/15/14	650	613

				8,690

Stripped Securities — 0.8%
United States Treasury STRIPS	0.000%	5/15/13	625	442	C

Treasury Inflation-Indexed Securities — 1.0%
United States Treasury Inflation-Protected Security	2.000%	1/15/14	590	576	D

Total U.S. Government and Agency Obligations (Identified Cost — $10,027)				9,708

38      Annual Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

			Par/
	Rate	Maturity Date	Shares	Value

U.S. Government Agency Mortgage-Backed Securities — 5.8%
Fixed Rate Securities — 5.8%
Fannie Mae	5.000%	7/1/18 to 1/1/36	1,058	$1,023
Fannie Mae	5.550%	10/1/34	943	922
Government National Mortgage Association	7.000%	2/15/28 to 12/15/31	186	195
Government National Mortgage Association	6.000%	1/15/29 to 1/15/34	500	506
Government National Mortgage Association	5.500%	6/15/34 to 6/15/35	627	621

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost — $3,327)				3,267

Total Investments — 96.0% (Identified Cost — $47,275)				53,913
Other Assets Less Liabilities — 4.0%				2,241

Net Assets — 100.0%				$56,154

ADR	— American Depository Receipt.
See notes to financial statements.

A	Non-income producing.

B	Indexed Security — The rates of interest earned on these securities are tied to the Consumer Price Index or to the London Interbank Offered Rate (“LIBOR”). The coupon rates are the rates as of March 31, 2006.

C	STRIPS — Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

D	Inflation-Protected Securities — Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

Annual Report to Shareholders       39
Statement of Assets and Liabilities
Balanced Trust
March 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost — $47,275)		$53,913
Cash		112
Receivable for fund shares sold		114
Receivable for securities sold		1,973
Dividends and interest receivable		233

Total assets		56,345
Liabilities:
Payable for fund shares repurchased	$86
Accrued management fee	9
Accrued distribution fee	23
Tax withholding liability	3
Accrued expenses	70

Total liabilities		191

Net Assets		$56,154

Net assets consist of:
Accumulated paid-in-capital applicable to:
3,482 Primary Class shares outstanding		$38,798
563 Financial Intermediary Class shares outstanding		(2,109)
880 Institutional Class shares outstanding		10,485
Undistributed net investment income		255
Undistributed net realized gain on investments		2,087
Unrealized appreciation/depreciation of investments		6,638

Net Assets		$56,154

Net Asset Value Per Share:
Primary Class		$11.41

Financial Intermediary Class		$11.40

Institutional Class		$11.37

See notes to financial statements.

40      Annual Report to Shareholders
Statement of Operations
Balanced Trust
For the Year Ended March 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends	$478	A
Interest	983

Total income			$1,461
Expenses:
Management fee	442
Distribution and service fees:
Primary Class	281
Financial Intermediary Class	40
Audit and legal fees	43
Custodian fees	46
Directors’ fees and expenses	16
Registration fees	57
Reports to shareholders	47
Transfer agent and shareholder servicing expense:
Primary Class	51
Financial Intermediary Class	18
Institutional Class	2
Other expenses	44

	1,087
Less: Fees waived	(117)
Compensating balance credits	(1)

Total expenses, net of waivers and compensating
balance credits			969

Net Investment Income			492
Net Realized and Unrealized Gain on Investments:
Realized gain on investments	4,044
Change in unrealized appreciation/depreciation of investments	488

Net Realized and Unrealized Gain on Investments			4,532

Change in Net Assets Resulting From Operations			$5,024

See notes to financial statements.

A	Net of foreign taxes withheld of $7.

Annual Report to Shareholders       41
Statement of Changes in Net Assets
Balanced Trust
(Amounts in Thousands)

	For the Years Ended

	3/31/06	3/31/05

Change in Net Assets:
Net investment income	$492	$522
Net realized gain on investments	4,044	3,738
Change in unrealized appreciation/(depreciation) of investments	488	(1,815)

Change in net assets resulting from operations	5,024	2,445
Distributions to shareholders:
From net investment income:
Primary Class	(248)	(274)
Financial Intermediary Class	(208)	(289)
Institutional Class	(44)	(9)
From net realized gain on investments:
Primary Class	(1,947)	(709)
Financial Intermediary Class	(772)	(392)
Institutional Class	(407)	(10)
Change in net assets from Fund share transactions:
Primary Class	1,257	(1,846)
Financial Intermediary Class	(15,757)	(361)
Institutional Class	9,331	123

Change in net assets	(3,771)	(1,322)
Net Assets:
Beginning of year	59,925	61,247

End of year	$56,154	$59,925

Undistributed net investment income	$255	$253

See notes to financial statements.

42      Annual Report to Shareholders
Financial Highlights
Balanced Trust
   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.
Primary Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.15	$10.99	$9.36	$10.97	$11.64

Investment operations:
Net investment income	.07	.08	.10	.13	.11
Net realized and unrealized gain/(loss) on investments	.88	.37	1.66	(1.57)	.02

Total from investment operations	.95	.45	1.76	(1.44)	.13

Distributions:
From net investment income	(.08)	(.08)	(.13)	(.10)	(.11)
From net realized gain on investments	(.61)	(.21)	—	(.07)	(.69)

Total distributions	(.69)	(.29)	(.13)	(.17)	(.80)

Net asset value, end of year	$11.41	$11.15	$10.99	$9.36	$10.97

Total return	8.68%	4.02%	19.03%	(13.20)%	.89%
Ratios to Average Net Assets:A
Total expenses	2.07%	2.02%	1.96%	2.03%	2.02%
Expenses net of waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income	.64%	.70%	.94%	1.37%	1.04%
Supplemental Data:
Portfolio turnover rate	23.0%	42.4%	42.1%	29.5%	55.4%
Net assets, end of year (in thousands)	$39,734	$37,602	$38,936	$32,914	$36,308

See notes to financial statements.

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Annual Report to Shareholders       43
Financial Intermediary Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.13	$11.00	$9.37	$10.96	$11.64

Investment operations:
Net investment income	.11	.13	.15	.20	.17
Net realized and unrealized
gain/(loss) on investments	.89	.36	1.66	(1.58)	.01

Total from investment operations	1.00	.49	1.81	(1.38)	.18

Distributions:
From net investment income	(.12)	(.15)	(.18)	(.14)	(.17)
From net realized gain on investments	(.61)	(.21)	—	(.07)	(.69)

Total distributions	(.73)	(.36)	(.18)	(.21)	(.86)

Net asset value, end of year	$11.40	$11.13	$11.00	$9.37	$10.96

Total return	9.24%	4.53%	19.52%	(12.72)%	1.35%
Ratios to Average Net Assets:A
Total expenses	1.54%	1.47%	1.44%	1.46%	1.48%
Expenses net of waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	1.09%	1.21%	1.46%	1.88%	1.55%
Supplemental Data:
Portfolio turnover rate	23.0%	42.4%	42.1%	29.5%	55.4%
Net assets, end of year (in thousands)	$6,417	$21,695	$21,812	$20,182	$26,463

See notes to financial statements.

44      Annual Report to Shareholders
Financial Highlights — Continued
Balanced Trust — Continued
Institutional Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.13	$11.01	$9.38	$10.98	$11.64

Investment operations:
Net investment income	.19	.17	.17	.22	.19
Net realized and unrealized gain/(loss) on investments	.81	.36	1.68	(1.59)	.03

Total from investment operations	1.00	.53	1.85	(1.37)	.22

Distributions:
From net investment income	(.15)	(.20)	(.22)	(0.16)	(.19)
From net realized gain on investments	(.61)	(.21)	—	(.07)	(.69)

Total distributions	(.76)	(.41)	(.22)	(.23)	(.88)

Net asset value, end of year	$11.37	$11.13	$11.01	$9.38	$10.98

Total return	9.25%	4.86%	19.87%	(12.58)%	1.68%
Ratios to Average Net Assets:A
Total expenses	1.22%	1.17%	1.12%	1.17%	1.21%
Expenses net of waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.45%	1.47%	1.68%	2.14%	1.79%
Supplemental Data:
Portfolio turnover rate	23.0%	42.4%	42.1%	29.5%	55.4%
Net assets, end of year (in thousands)	$10,003	$628	$499	$341	$391

See notes to financial statements.

Annual Report to Shareholders       45
Management’s Discussion of Fund Performance
Financial Services Fund
   Total returns for the Financial Services Fund (“Fund”) for various periods ended March 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through March 31, 2006
First
	Quarter	One	Three	Five	Since
	2006	Year	Years	Years	InceptionA

Financial Services Fund
Primary Class	+5.23%	+17.22%	+20.68%	+12.30%	+9.62%
Financial Intermediary Class	+5.54%	+18.16%	+21.60%	+13.16%	+10.46%
Lipper Financial Services Fund IndexB	+4.79%	+17.56%	+20.67%	+8.48%	+7.69%
S&P 500 Financial IndexB	+3.25%	+17.42%	+18.96%	+6.56%	+7.14%
S&P 500 Stock Composite IndexB	+4.21%	+11.73%	+17.22%	+3.97%	+3.04%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.
   For the 12-months ending March 31, 2006, the S&P 500 returned a positive 11.73%, with each quarter showing a gain. This gain was achieved despite a year marked by rising interest rates, inverted yield curve, the retirement of Alan Greenspan, rapidly rising energy prices and two powerful storms that lowered gross domestic product substantially in the quarter that ended calendar year 2005. Fueling the market gains were the double-digit earnings per share gains reported by the S&P 500 companies for 2005.
   For the fiscal year ended March 31, 2006, the Legg Mason Financial Services Fund’s primary shares returned a positive 17.2%. This compares very favorably with the 11.7% return for the S&P 500 and almost equal to the 17.4% return for the S&P 500 Financials Index and the 17.6% return for the Lipper Financial Services Fund Index. The Fund’s

A	The inception date for both the Primary and Financial Intermediary Classes is November 16, 1998. Index returns are for periods beginning November 30, 1998.

B	See Glossary of Index Definitions on page 112. It is not possible to invest in an index.

46      Annual Report to Shareholders
Management’s Discussion of Fund Performance — Continued
performance was stronger in the beginning of the year than toward the end of the year as we reached our 15th interest rate increase. In the current interest rate environment, investors viewed brokers and insurance companies’ stocks more favorably than bank stocks. With close to 60% of the Fund weighted in mid- and small-size regional banks, it was difficult to beat the financial indexes. During the fiscal year the Fund experienced eight takeovers with premiums ranging from 7% to the current market value to as high as 30%, helping performance. The best performers for the year were: First State Bancorporation, up 58.5%, Cascade Bancorp, up 54.6%, First Fidelity, up 47.9% and Assurant, Inc., up 47.3%. The worst performers, which detracted from performance were: The Bank Holdings, down 14.1%,Wainwright Bank & Trust Company, down 7.3%, First Keystone Corp, down 5.2% and Bancorp Rhode Island, Inc., down 5.1%.
Amy L. LaGuardia, CFA
April 20, 2006
DJIA 11,342.89

Annual Report to Shareholders       47
Expense Example
Financial Services Fund
   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.
Actual Expenses
   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

			Expenses PaidA
	Beginning	Ending	During the
	Account	Account	Period
	Value	Value	10/1/05 to
	10/1/05	3/31/06	3/31/06

Primary Class:
Actual	$1,000.00	$1,089.60	$11.72
Hypothetical (5% return before expenses)	1,000.00	1,013.71	11.30
Financial Intermediary Class:
Actual	$1,000.00	$1,094.50	$7.83
Hypothetical (5% return before expenses)	1,000.00	1,017.45	7.54

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 2.25% and 1.50% for the Primary Class and Financial Intermediary Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

48      Annual Report to Shareholders
Performance Information
Financial Services Fund
   The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index and the Lipper Financial Services Fund Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Financial Intermediary Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders       49
Growth of a $10,000 Investment — Primary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+17.22%	+17.22%
Five Years	+78.62%	+12.30%
Life of Class*	+96.84%	+9.62%

* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index return is for the period beginning May 31, 2001.

50      Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary ClassB

Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+18.16%	+18.16%
Five Years	+85.59%	+13.16%
Life of Class*	+108.23%	+10.46%

* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	On July 31, 2004, Class A shares of the Fund were renamed Financial Intermediary Class shares. Class A shares were subject to a maximum initial sales charge of 4.75%. The Financial Intermediary Class does not have an initial sales charge. The returns shown do not reflect the imposition of an initial sales charge.

C	Index returns are for periods beginning November 30, 1998.

Annual Report to Shareholders       51
Portfolio Composition (As of March 31, 2006)D
(As a percentage of the portfolio)
Top Ten Holdings (As of March 31, 2006)

% of
Security	Net Assets

StanCorp Financial Group, Inc.	3.1%
RLI Corp.	3.1%
Brown & Brown, Inc.	3.0%
North Fork Bancorporation, Inc.	2.9%
Glacier Bancorp, Inc.	2.8%
Commerce Bancshares, Inc.	2.8%
Assurant, Inc.	2.5%
Texas Regional Bancshares, Inc.	2.4%
First State Bancorporation	2.3%
Fiserv, Inc.	2.3%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

52      Annual Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance E

Strongest performers for the year ended March 31, 2006F

1.	First State Bancorporation	+58.5%
2.	Cascade Bancorp	+54.6%
3.	Fidelity Bankshares, Inc.	+47.9%
4.	Assurant, Inc.	+47.3%
5.	Brown & Brown, Inc.	+45.1%
6.	RLI Corp.	+40.1%
7.	AmericanWest Bancorporation	+37.4%
8.	Gold Banc Corporation, Inc.	+32.3%
9.	Philadelphia Consolidated Holding Corp.	+32.1%
10.	Glacier Bancorp, Inc.	+30.1%

Weakest performers for the year ended March 31, 2006F

1.	The Bank Holdings	-14.1%
2.	Wainwright Bank & Trust Company	-7.3%
3.	First Keystone Corporation	-5.2%
4.	Bancorp Rhode Island, Inc.	-5.1%
5.	TD Banknorth, Inc.	-3.3%
6.	Summit Bank Corporation	-3.0%
7.	Northrim BanCorp Inc.	-2.2%
8.	TCF Financial Corporation	-2.0%
9.	SunTrust Banks, Inc.	+4.1%
10.	Cascade Financial Corporation	+4.7%
Portfolio Changes

Securities added during the 1st quarter 2006	Securities sold during the 1st quarter 2006

American Safety Insurance Holdings, Ltd.	Brooke Corporation
ASTA Funding, Inc.	Community Capital Bancshares, Inc.
Bank of America Corporation	EnCana Corp.
Epic Bancorp	First State Financial Corporation
Hanover Insurance Group Inc.	GB&T Bancshares, Inc.
Highbury Financial Inc.	MBNA Corporation
Sound Federal Bancorp, Inc.
Sovereign Bancorp, Inc.
Western Sierra Bancorp

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire year.

Annual Report to Shareholders       53
Portfolio of Investments
Financial Services Fund
March 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 96.9%
Financials — 94.6%
Banks — 38.7%
Cascade Bancorp	45	$1,330
Cascade Financial Corporation	50	950
Commerce Bancshares, Inc.	37	1,899
Cullen/Frost Bankers, Inc.	20	1,075
Fidelity Bankshares, Inc.	40	1,345
First Financial Bankshares, Inc.	20	766
First State Bancorporation	60	1,593
Glacier Bancorp, Inc.	63	1,941
Greater Bay Bancorp	40	1,110
Harbor Florida Bancshares, Inc.	40	1,515
IBERIABANK Corporation	25	1,414
Mercantile Bankshares Corporation	38	1,442
Mid-State Bancshares	35	1,030
North Fork Bancorporation, Inc.	70	2,018
Northrim BanCorp Inc.	40	960
Summit Bank Corporation	59	889
SunTrust Banks, Inc.	20	1,455
TCF Financial Corporation	50	1,287
Texas Regional Bancshares, Inc.	55	1,622
The Bank Holdings	5	95	A
The Bank Holdings — warrants	1	8
Wainwright Bank & Trust Company	92	958

		26,702

Commercial Banks — 17.0%
AmericanWest Bancorporation	50	1,324	A
Bancorp Rhode Island, Inc.	20	698
Bank of America Corporation	28	1,254
Commercial Bankshares Incorporated	20	706
Epic Bancorp	50	728
First Keystone Corporation	34	677
First Security Group Inc.	25	276
Gateway Financial Holdings Inc.	51	866
Gold Banc Corporation, Inc.	50	916
Leesport Financial Corporation	2	52
Riverview Bancorp, Inc.	51	1,356

54      Annual Report to Shareholders
Portfolio of Investments — Continued
Financial Services Fund — Continued

	Shares/Par	Value

Financials — Continued
Commercial Banks — Continued
Summit Bancshares, Inc.	40	$771
Sussex Bancorp	32	461
TD Banknorth, Inc.	25	719
Zions Bancorporation	12	986

		11,790

Diversified Financial Services — 7.2%
ASTA Funding, Inc.	25	832
Financial Federal Corporation	23	659
Highbury Financial Inc.	150	999	A
J.P. Morgan Chase & Co.	28	1,165
SLM Corporation	25	1,298

		4,953

Insurance — 28.6%
American Equity Investment Life Holding Company	100	1,434
American Safety Insurance Holdings, Ltd.	50	836	A
AmerUs Group Co.	25	1,506
Assurant, Inc.	35	1,724
Brown & Brown, Inc.	62	2,058
CRM Holdings, Ltd.	100	1,145	A
Hanover Insurance Group Inc.	22	1,153
Hilb, Rogal and Hamilton Company	30	1,237
Lincoln National Corporation	25	1,365
Old Republic International Corporation	69	1,500
Philadelphia Consolidated Holding Corp.	45	1,536	A
RLI Corp.	37	2,120
StanCorp Financial Group, Inc.	40	2,164

		19,778

Annual Report to Shareholders       55

	Shares/Par	Value

Financials — Continued
Savings and Loan Companies — 3.1%
Citizens First Bancorp, Inc.	15	$427
United Financial Corp.	29	651
Willow Grove Bancorp, Inc.	60	1,063

		2,141

Information Technology — 2.3%
Commercial Services and Supplies — 2.3%
Fiserv, Inc.	37	1,575	A

Total Common Stock and Equity Interests (Identified Cost — $44,777)		66,939

Repurchase Agreements — 3.2%
Bank of America 4.75%, dated 3/31/06, to be repurchased at $1,111 on 4/3/06 (Collateral: $1,135 Federal Home Loan Bank notes, 4.75%, due 8/8/07, value $1,138)	$1,110	1,110
J.P. Morgan Chase & Co. 4.70%, dated 3/31/06, to be repurchased at $1,111 on 4/3/06 (Collateral: $1,130 Fannie Mae notes, 4.75%, due 8/10/07, value $1,134)	1,111	1,111

Total Repurchase Agreements (Identified Cost — $2,221)		2,221

Total Investments — 100.1% (Identified Cost — $46,998)		69,160
Other Assets Less Liabilities — (0.1)%		(98)

Net Assets — 100.0%		$69,062

See notes to financial statements.

A	Non-income producing.

56      Annual Report to Shareholders
Statement of Assets and Liabilities
Financial Services Fund
March 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost — $44,777)		$66,939
Short-term securities at value (Identified Cost — $2,221)		2,221
Cash		1
Receivable for fund shares sold		32
Dividends and interest receivable		55

Total assets		69,248
Liabilities:
Payable for fund shares repurchased	$23
Accrued management fee	60
Accrued distribution fee	49
Accrued expenses	54

Total liabilities		186

Net Assets		$69,062

Net assets consist of:
Accumulated paid-in-capital applicable to:
3,849 Primary Class shares outstanding		$38,435
623 Financial Intermediary Class shares outstanding		5,325
Accumulated net investment loss		(17)
Undistributed net realized gain on investments		3,157
Unrealized appreciation/depreciation of investments		22,162

Net Assets		$69,062

Net Asset Value Per Share:
Primary Class		$15.29

Financial Intermediary Class		$16.39

See notes to financial statements.

Annual Report to Shareholders       57
Statement of Operations
Financial Services Fund
For the Year Ended March 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends	$1,219	A
Interest	119

Total income			$1,338
Expenses:
Management fees	677
Distribution and service fees:
Primary Class	569
Financial Intermediary Class	27
Audit and legal fees	42
Custodian fees	37
Directors’ fees and expenses	19
Registration fees	32
Reports to shareholders	37
Transfer agent and shareholder servicing expense:
Primary Class	32
Financial Intermediary Class	3
Other expenses	39

	1,514
Less: Fees waived	(72)
Compensating balance credits	—	B

Total expenses, net of waivers			1,442

Net Investment Loss			(104)
Net Realized and Unrealized Gain on Investments:
Realized gain on investments	8,887
Change in unrealized appreciation/depreciation of investments	2,106

Net Realized and Unrealized Gain on Investments			10,993

Change in Net Assets Resulting From Operations			$10,889

See notes to financial statements.

A	Net of foreign taxes withheld of $1.

B	Amount less than $1.

58      Annual Report to Shareholders
Statement of Changes in Net Assets
Financial Services Fund
(Amounts in Thousands)

	For the Years Ended

	3/31/06	3/31/05

Change in Net Assets:
Net investment loss	$(104)	$(256)
Net realized gain on investments	8,887	7,735
Change in unrealized appreciation/(depreciation) of investments	2,106	(2,951)

Change in net assets resulting from operations	10,889	4,528
Distributions to shareholders:
From net realized gain on investments:
Primary Class	(5,235)	(7,893)
Financial Intermediary Class	(941)	(1,550)
Change in net assets from Fund share transactions:
Primary Class	(1,127)	2,972
Financial Intermediary Class	(1,808)	36

Change in net assets	1,778	(1,907)
Net Assets:
Beginning of year	67,284	69,191

End of year	$69,062	$67,284

Accumulated net investment loss	$(17)	$(8)

See notes to financial statements.

Annual Report to Shareholders       59
Financial Highlights
Financial Services Fund
   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.
Primary Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.32	$15.44	$11.20	$12.51	$11.02

Investment operations:
Net investment loss	(.04)	(.07)	(.08)	(.08)	(.09)
Net realized and unrealized gain/(loss) on investments	2.44	1.10	4.58	(1.23)	1.58

Total from investment operations	2.40	1.03	4.50	(1.31)	1.49

Distributions:
From net realized gain on investments	(1.43)	(2.15)	(.26)	—	—

Total distributions	(1.43)	(2.15)	(.26)	—	—

Net asset value, end of year	$15.29	$14.32	$15.44	$11.20	$12.51

Total return	17.22%	6.89%	40.27%	(10.47)%	13.52%
Ratios to Average Net Assets:A
Total expenses	2.36%	2.38%	2.35%	2.46%	2.44%
Expenses net of waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income	(.27)%	(.50)%	(.58)%	(.64)%	(.69)%
Supplemental Data:
Portfolio turnover rate	24.8%	28.3%	29.6%	38.2%	28.9%
Net assets, end of year (in thousands)	$58,859	$56,139	$57,398	$40,367	$45,473

See notes to financial statements.

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

60      Annual Report to Shareholders
Financial Highlights — Continued
Financial Services Fund — Continued
Financial Intermediary Class (formerly Class A shares):

	Years Ended March 31,

	2006	2005	2004		2003		2002

Net asset value, beginning of year	$15.14	$16.10	$11.58		$12.84		$11.22

Investment operations:
Net investment income	.11	.04	.03		.01		.02
Net realized and unrealized gain/(loss) on investments	2.57	1.15	4.75		(1.27)		1.60

Total from investment operations	2.68	1.19	4.78		(1.26)		1.62

Distributions:
From net realized gain on investments	(1.43)	(2.15)	(.26)		—		—

Total distributions	(1.43)	(2.15)	(.26)		—		—

Net asset value, end of year	$16.39	$15.14	$16.10		$11.58		$12.84

Total return	18.16%	7.65%	41.37	% B	(9.81	)% B	14.44	% B
Ratios to Average Net Assets:A
Total expenses	1.58%	1.59%	1.55%		1.65%		1.64%
Expenses net of waivers, if any	1.50%	1.50%	1.50%		1.50%		1.50%
Expenses net of all reductions	1.50%	1.50%	1.50%		1.50%		1.50%
Net investment income	.47%	.24%	.17%		.12%		.07%
Supplemental Data:
Portfolio turnover rate	24.8%	28.3%	29.6%		38.2%		28.9%
Net assets, end of year (in thousands)	$10,203	$11,145	$11,793		$9,154		$9,960

See notes to financial statements.

B	Excluding sales charge applicable to Class A shares. Sales charges were eliminated beginning July 31, 2004.

Annual Report to Shareholders       61
Management’s Discussion of Fund Performance
U.S. Small-Capitalization Value Trust
   Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended March 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
	First		Through March 31, 2006
	Quarter		Three	Five	Since
	2006	One Year	Years	Years	InceptionA

U.S. Small-Cap Value Trust
Primary Class	+7.48%	+12.63%	+26.45%	+14.81%	+8.39%
Institutional Class	+7.75%	+13.81%	+27.89%	+16.05%	+9.64%
Russell 2000 IndexB	+13.94%	+25.85%	+29.53%	+12.59%	+8.18%
Russell 2000 Value IndexB	+13.51%	+23.77%	+30.75%	+16.24%	+11.28%
Russell 1000 Value IndexB	+5.93%	+13.31%	+21.77%	+7.79%	+6.55%
S&P 500 Stock Composite IndexB	+4.21%	+11.73%	+17.22%	+3.97%	+3.80%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.
   Over the last 12 months the U.S. equity markets experienced strong gains. Performance accelerated during the first quarter of this year as the small-cap segment continued to dominate returns. However, small-cap growth returns exceeded value with the Russell 2000 Growth IndexB advancing 27.8% versus 23.8% for the Russell 2000 Value. The smallest stocks also did well as the Russell MicrocapB rose 26.5%. The Russell 1000 Value returned 13.3% and the S&P 500 climbed 11.7%. This strong rally occurred despite rising energy prices, interest rate increases, periods of yield curve inversion and geopolitical concerns.
   Although absolute returns were solid, relative performance for the U.S. Small-Capitalization Value Trust for the past year were disappointing as returns lagged the Russell 2000

A	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.

B	See Glossary of Index Definitions on page 112. It is not possible to invest in an index.

62      Annual Report to Shareholders
Management’s Discussion of Fund Performance — Continued
Value Index. Over this period, the Fund’s primary class returned 12.6% versus 23.8% for the Russell 2000 Value. A large portion of the lagging performance occurred in the quarter ending 3/31/06, where the Fund significantly lagged as many of the top-performing stocks for the quarter had no earnings, low earnings and/or momentum characteristics. Our valuation discipline precludes us from having exposure to small-cap stocks with these characteristics, even when they are part of the index. The largest detracting areas of performance in the past year were capital goods, energy, auto manufacturers, and utilities. The largest contributors in the past year were media, retail, and bank holdings.
Henry F. Otto
Steven M. Tonkovich
April 20, 2006
DJIA 11,342.89

Annual Report to Shareholders       63
Expense Example
U.S. Small-Capitalization Value Trust
   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.
Actual Expenses
   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

			Expenses PaidA
	Beginning	Ending	During the
	Account	Account	Period
	Value	Value	10/1/05 to
	10/1/05	3/31/06	3/31/06

Primary Class
Actual	$1,000.00	$1,067.70	$10.31
Hypothetical (5% return before expenses)	1,000.00	1,014.96	10.05
Institutional Class
Actual	$1,000.00	$1,073.80	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.04	4.94

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 2.00% and 0.98% for the Primary Class and Institutional Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182) and divided by 365.

64      Annual Report to Shareholders
Performance Information
U.S. Small-Capitalization Value Trust
   The graphs on the following pages compare the Fund’s total returns to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders       65
Growth of a $10,000 Investment — Primary Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+12.63%	+12.63%
Five Years	+99.52%	+14.81%
Life of Class*	+87.28%	+8.39%

* Inception date: June 15, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning May 31, 1998.

66      Annual Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended March 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+13.81%	+13.81%
Five Years	+110.52%	+16.05%
Life of Class*	+104.61%	+9.64%

* Inception date: June 19, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders       67
Portfolio Composition (As of March 31, 2006)C
(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2006)

% of
Security	Net Assets

AmerUs Group Co.	1.6%
IndyMac Bancorp, Inc.	1.5%
Borders Group, Inc.	1.2%
SkyWest, Inc.	1.2%
UICI	1.2%
The Commerce Group, Inc.	1.1%
Jack in the Box Inc.	1.0%
Burlington Coat Factory Warehouse Corporation	1.0%
Downey Financial Corp.	1.0%
Convergys Corporation	1.0%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

68      Annual Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance E

Strongest performers for the year ended March 31, 2006F

1.	The Anderson’s Inc.	+154.5%
2.	United Industrial Corporation	+107.9%
3.	Ameron International Corporation	+107.5%
4.	OmniVision Technologies, Inc.	+99.3%
5.	Charming Shoppes, Inc.	+82.9%
6.	Group 1 Automotive, Inc.	+81.4%
7.	Argonaut Group, Inc.	+67.5%
8.	Advanta Corp.	+66.7%
9.	Atrion Corporation	+63.9%
10.	Universal Forest Products, Inc.	+63.8%

Weakest performers for the year ended March 31, 2006F

1.	Stoneridge, Inc.	-55.5%
2.	Handleman Company	-48.0%
3.	Sanderson Farms, Inc.	-47.5%
4.	Pomeroy IT Solutions, Inc.	-44.0%
5.	Dominion Homes, Inc.	-41.8%
6.	CONMED Corporation	-36.4%
7.	Chiquita Brands International, Inc.	-36.2%
8.	Oriental Financial Group Inc.	-35.7%
9.	ExpressJet Holdings, Inc.	-34.8%
10.	Blyth, Inc.	-32.6%

D	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire year.

Annual Report to Shareholders       69
Portfolio of Investments
U.S. Small-Capitalization Value Trust
March 31, 2006
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 97.3%
Auto and Transportation — 6.8%
Aftermarket Technology Corp.	39	$873	A
Alamo Group Inc.	8	186
American Axle & Manufacturing Holdings, Inc.	74	1,268
ArvinMeritor, Inc.	141	2,105
Asbury Automotive Group Inc.	48	947	A
Bandag, Incorporated	16	678
Bandag, Incorporated — Class A	12	415
Bristow Group, Inc.	17	538	A
Commercial Vehicle Group, Inc.	12	235	A
ExpressJet Holdings, Inc.	109	811	A
Featherlite, Inc.	11	55	A
Lear Corporation	5	96
Mesa Air Group Inc.	61	701	A
Modine Manufacturing Company	4	106
Navistar International Corporation	60	1,649	A
Polaris Industries Inc.	12	644
R & B, Inc.	11	117	A
Republic Airways Holdings Inc.	38	557	A
SCS Transportation, Inc.	14	416	A
SkyWest, Inc.	111	3,258
Stoneridge, Inc.	6	30	A
Supreme Industries, Inc.	14	106
Swift Transportation Co., Inc.	53	1,141	A
TRW Automotive Holdings Corp.	22	517	A
Wabash National Corporation	23	458
Werner Enterprises, Inc.	12	220

		18,127

Consumer Discretionary — 24.1%
American Greetings Corporation	89	1,926
Big 5 Sporting Goods Corporation	17	331
BJ’s Wholesale Club, Inc.	65	2,058	A
Blyth, Inc.	54	1,141
Books-A-Million, Inc.	10	113

70      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Borders Group, Inc.	132	$3,337
Brown Shoe Company, Inc.	37	1,926
Burlington Coat Factory Warehouse Corporation	60	2,745
Cadmus Communications Corporation	17	306
Carriage Services, Inc.	36	173	A
CBRL Group, Inc.	23	1,001
CEC Entertainment Inc.	5	161	A
Charming Shoppes, Inc.	4	61	A
Chromcraft Revington, Inc.	11	148	A
Columbia Sportswear Company	14	768	A
Convergys Corporation	144	2,615	A
CSS Industries, Inc.	22	720
Duratek, Inc.	12	271	A
EarthLink, Inc.	159	1,515	A
Ethan Allen Interiors Inc.	46	1,929
Finlay Enterprises, Inc.	18	186	A
Flexsteel Industries, Inc.	11	157
Frisch’s Restaurants, Inc.	6	122
Furniture Brands International, Inc.	106	2,588
Genesco Inc.	38	1,489	A
Global Imaging Systems, Inc.	1	23	A
Group 1 Automotive, Inc.	47	2,215
Handleman Company	46	439
Hartmarx Corporation	35	309	A
Hastings Entertainment, Inc.	21	128	A
IKON Office Solutions, Inc.	160	2,283
InfoSpace, Inc.	28	785	A
Jack in the Box Inc.	64	2,797	A
JAKKS Pacific, Inc.	35	923	A
Journal Register Company	54	661
K-Swiss Inc.	14	413
Kellwood Company	20	634
Kenneth Cole Productions, Inc.	11	291
Landry’s Restaurants, Inc.	7	251
Lenox Group, Inc.	24	314	A

Annual Report to Shareholders       71

	Shares/Par	Value

Consumer Discretionary — Continued
Lithia Motors, Inc.	22	$750
Mity Enterprises, Inc.	5	96	A
Navigant International, Inc.	31	381	A
New York & Company, Inc.	10	145	A
Opinion Research Corporation	5	29	A
Outlook Group Corp.	3	33
P & F Industries, Inc.	1	16	A
Pacific Sunwear of California, Inc.	12	270	A
PC Connection, Inc.	14	83	A
Perry Ellis International, Inc.	7	161	A
PETCO Animal Supplies, Inc.	42	992	A
Pre-Paid Legal Services, Inc.	2	53
Q.E.P. Co., Inc.	2	26	A
Rent-A-Center, Inc.	64	1,648	A
REX Stores Corporation	22	337	A
Russell Corporation	66	909
Ryan’s Restaurant Group Inc.	85	1,226	A
Schiff Nutrition International, Inc.	11	65	A
Scholastic Corporation	30	800	A
Sonic Automotive, Inc.	59	1,630
Spectrum Brands, Inc.	40	860	A
Stage Stores, Inc.	55	1,629
Stanley Furniture Company, Inc.	16	480
Steinway Musical Instruments, Inc.	7	229	A
Strattec Security Corporation	7	254	A
Tandy Brands Accessories, Inc.	5	54
Tempur-Pedic International Inc.	85	1,196	A
The Timberland Company	39	1,325	A
The Yankee Candle Company, Inc.	18	484
Tuesday Morning Corporation	12	284
Tupperware Corporation	79	1,633
United Auto Group, Inc.	57	2,460
Valassis Communications, Inc.	5	141	A
Vertrue Incorporated	15	644	A
Water Pik Technologies, Inc.	19	527	A

72      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Westaff, Inc.	12	$46	A
Wilsons The Leather Experts Inc.	36	140	A
Zale Corporation	82	2,310	A

		64,599

Consumer Staples — 3.7%
Chiquita Brands International, Inc.	73	1,228
Del Monte Foods Company	148	1,751
Ingles Markets, Incorporated	5	94
Nash-Finch Company	12	347
NBTY, Inc.	51	1,155	A
Packaging Dynamics Corporation	3	43
Ruddick Corporation	84	2,049
Sanderson Farms, Inc.	11	242
Schweitzer-Mauduit International, Inc.	22	535
Smart & Final Inc.	41	664	A
Universal Corporation	52	1,897

		10,005

Energy — 2.5%
Brigham Exploration Company	24	214	A
Encore Acquisition Company	36	1,116	A
Forest Oil Corporation	2	89	A
Mariner Energy Inc.	2	40	A
Stone Energy Corporation	54	2,361	A
The Houston Exploration Company	41	2,171	A
The Oilgear Company	2	24	A
TransMontaigne Inc.	75	731	A

		6,746

Financials — 35.1%
21st Century Insurance Group	65	1,032
ACE Cash Express, Inc.	18	441	A
Advanta Corp.	15	501
Affirmative Insurance Holdings, Inc.	7	89
Alfa Corporation	49	841

Annual Report to Shareholders       73

	Shares/Par	Value

Financials — Continued
American Equity Investment Life Holding Company	47	$680
American Financial Group, Inc.	31	1,286
American National Bankshares Inc.	10	225
Ameris Bancorp	18	410
AmerUs Group Co.	69	4,157
Anchor BanCorp Wisconsin, Inc.	41	1,228
Argonaut Group, Inc.	28	1,012	A
Arrow Financial Corporation	4	120
Asset Acceptance Capital Corp.	28	541	A
BancFirst Corporation	18	787
BancorpSouth, Inc.	47	1,138
Bristol West Holdings Inc.	28	529
California First National Bancorp	7	97
Camden National Corporation	12	457
Capital Title Group, Inc.	4	32
Cash America International, Inc.	30	907
Ceres Group, Inc.	69	381	A
Chemical Financial Corporation	40	1,307
Chittenden Corporation	7	188
Citizens Banking Corporation	19	497
CNA Surety Corporation	45	744	A
Columbia Banking System, Inc.	24	800
Community Bank System, Inc.	31	683
Community Trust Bancorp, Inc.	25	839
Corus Bankshares, Inc.	36	2,152
Delphi Financial Group, Inc.	41	2,104
Deluxe Corporation	67	1,753
Direct General Corporation	40	685
Donegal Group Inc. — Class A	6	144
Donegal Group Inc. — Class B	3	65
Downey Financial Corp.	39	2,625
Electro Rent Corporation	3	46	A
F.N.B. Corporation	46	783
FBL Financial Group, Inc.	56	1,919
First Bancorp	7	161

74      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
First Commonwealth Financial Corporation	21	$306
First Community Bancshares, Inc.	11	339
First Financial Corporation	0.2	6
First Financial Holdings, Inc.	19	599
First Financial Service Corporation	5	161
First M&F Corporation	5	188
First Mutual Bancshares, Inc.	6	154
First Place Financial Corp.	6	161
First United Corporation	8	187
Firstbank Corporation	1	27
FirstFed Financial Corp.	26	1,561	A
Flagstar Bancorp, Inc.	42	639
Flushing Financial Corporation	32	566
FNB Corp.	7	140
FNB Corporation	12	407
FNB Financial Services Corporation	12	186
Franklin Bank Corporation	10	194	A
Fremont General Corporation	107	2,305
German American Bancorp	10	134
Great American Financial Resources, Inc.	39	764
Greater Bay Bancorp	13	372
Greene County Bancshares, Inc.	0.4	11
Hanover Insurance Group Inc.	23	1,216
Harleysville Group Inc.	15	430
Harrington West Financial Group, Inc.	8	124
HMN Financial, Inc.	6	209
Horace Mann Educators Corporation	40	744
IBERIABANK Corporation	6	332
IndyMac Bancorp, Inc.	97	3,966
Infinity Property & Casualty Corporation	40	1,665
Integra Bank Corporation	5	107
International Bancshares Corporation	14	407
Interpool, Inc.	13	257
Intersections Inc.	17	193	A
Irwin Financial Corporation	5	89

Annual Report to Shareholders       75

	Shares/Par	Value

Financials — Continued
ITLA Capital Corporation	7	$352
John H. Harland Company	50	1,981
Lakeland Financial Corporation	6	262
LandAmerica Financial Group, Inc.	31	2,130
MAF Bancorp, Inc.	28	1,215
MainSource Financial Group, Inc.	9	161
MBT Financial Corp.	2	39
Meadowbrook Insurance Group, Inc.	48	334	A
Merchants Bancshares, Inc.	4	103
National Western Life Insurance Company	4	906
NBT Bancorp Inc.	30	694
NCO Group, Inc.	59	1,406	A
North Central Bancshares, Inc.	3	99
North Valley Bancorp	11	202
Northrim BanCorp Inc.	8	194
Nymagic, Inc.	8	239
OceanFirst Financial Corp.	12	285
Odyssey Re Holdings Corp.	101	2,187
Ohio Casualty Corporation	55	1,748
Old Point Financial Corporation	2	46
Oriental Financial Group Inc.	26	370
PAB Bankshares, Inc.	14	266
Parkvale Financial Corporation	9	243
PennFed Financial Services, Inc.	1	25
Penns Woods Bancorp, Inc.	5	178
Peoples Bancorp Inc.	19	570
PFF Bancorp, Inc.	27	906
Presidential Life Corporation	33	844
ProCentury Corp.	12	169
Provident Bankshares Corporation	24	881
Renasant Corporation	15	550
Republic Bancorp, Inc.	119	1,431
Republic First Bancorp, Inc.	12	177	A
S&T Bancorp, Inc.	8	293
Safety Insurance Group, Inc.	27	1,214

76      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
Sierra Bancorp	6	$160
Simmons First National Corporation	8	250
Southwest Bancorp, Inc.	11	236
StanCorp Financial Group, Inc.	14	758
Sterling Financial Corporation	23	663
Stewart Information Services Corporation	29	1,342
Susquehanna Bancshares, Inc.	6	162
SWS Group, Inc.	8	199
Taylor Capital Group, Inc.	6	218
Texas United Bancshares, Inc.	3	72
The Commerce Group, Inc.	57	2,991
The Midland Company	9	306
The Phoenix Companies, Inc.	19	315
Timberland Bancorp, Inc.	6	180
Triad Guaranty Inc.	20	936	A
TriCo Bancshares	14	384
Trustmark Corporation	63	2,003
UICI	84	3,115
Unico American Corporation	5	50	A
United Bankshares, Inc.	18	685
United Community Financial Corp.	29	355
United Fire & Casualty Company	7	214
United Security Bancshares, Inc.	6	155
Washington Banking Company	5	86
Washington Federal, Inc.	31	739
West Coast Bancorp	13	363
World Acceptance Corporation	23	616	A
WSFS Financial Corporation	4	251
Yadkin Valley Bank and Trust Company	6	90

		94,126

Health Care — 2.2%
America Service Group Inc.	15	193	A
Apria Healthcare Group Inc.	79	1,816	A
Atrion Corporation	2	142

Annual Report to Shareholders       77

	Shares/Par	Value

Health Care — Continued
CONMED Corporation	15	$282	A
Kindred Healthcare, Inc.	28	699	A
LifePoint Hospitals, Inc.	14	423	A
Magellan Health Services, Inc.	43	1,756	A
Molina Healthcare Inc.	5	164	A
National Home Health Care Corp.	12	126
RehabCare Group, Inc.	10	196	A

		5,797

Materials — 6.6%
Ameron International Corporation	15	1,062
Bluegreen Corporation	36	480	A
Building Materials Holding Corporation	47	1,682
Cytec Industries Inc.	15	894
Ennis Business Forms, Inc.	2	33
Georgia Gulf Corporation	19	491
Gibraltar Industries Inc.	38	1,130
Gold Kist Inc.	38	482	A
GrafTech International Ltd.	42	257	A
Hercules Incorporated	149	2,062	A
Key Tronic Corporation	5	20	A
Lennox International Inc.	17	517
NewMarket Corporation	5	214
NN Inc.	1	7
Northwest Pipe Company	2	56	A
Olin Corporation	66	1,417
PolyOne Corporation	122	1,134	A
Silgan Holdings Inc.	30	1,205
The Anderson’s Inc.	7	556
The Timken Company	12	400
Universal Forest Products, Inc.	20	1,276
Worthington Industries, Inc.	117	2,343

		17,718

78      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Miscellaneous — N.M.
Hawkins, Inc.	4	$56

Producer Durables — 4.5%
AGCO Corporation	120	2,487	A
Beazer Homes USA, Inc.	5	322
Briggs & Stratton Corporation	67	2,359
Cohu, Inc.	17	363
Craftmade International, Inc.	9	174
Dominion Homes, Inc.	4	39	A
Ducommun Incorporated	8	171	A
ElkCorp	26	881
Kennametal Inc.	7	428
Orbital Sciences Corporation	20	313	A
Photronics, Inc.	23	430	A
Ryder System, Inc.	18	788
Sigmatron International, Inc.	5	45	A
Standard Pacific Corp.	1	27
Standex International Corporation	25	791
Summa Industries	7	73
Superior Essex Inc.	23	575	A
United Industrial Corporation	20	1,200
WCI Communities, Inc.	4	106	A
WesBanco, Inc.	15	479

		12,051

Technology — 4.4%
Applix, Inc.	6	43	A
Bell Microproducts Inc.	23	140	A
CallWave, Inc.	15	66	A
CIBER, Inc.	68	436	A
Competitive Technologies, Inc.	1	2	A
Dataram Corporation	11	64
Dynamics Research Corporation	12	183	A
Hi-Shear Technology Corporation	3	9	A
Hutchinson Technology Incorporated	32	965	A

Annual Report to Shareholders       79

	Shares/Par	Value

Technology — Continued
Innovative Solutions and Support, Inc.	8	$104	A
InterVideo Inc.	21	225	A
Intervoice, Inc.	42	361	A
Journal Communications, Inc.	33	405
Lecroy Corporation	13	199	A
OmniVision Technologies, Inc.	80	2,410	A
Pomeroy IT Solutions, Inc.	16	136	A
Sensient Technologies Corporation	84	1,522
SYNNEX Corporation	38	709	A
TESSCO Technologies Incorporated	8	139	A
TSR, Inc.	7	39
United Online, Inc.	117	1,506
Westell Technologies, Inc.	73	299	A
Western Digital Corporation	86	1,679	A
Wireless Telecom Group, Inc.	40	117

		11,758

Utilities — 7.4%
Atmos Energy Corporation	62	1,622
Cleco Corporation	22	496
Commonwealth Telephone Enterprises, Inc.	23	806
Duquesne Light Holdings Inc.	103	1,699
EnergySouth, Inc.	6	200
Great Plains Energy Incorporated	56	1,574
Green Mountain Power Corporation	1	17
HickoryTech Corporation	14	115
Iowa Telecommunications Services Incorporated	14	258
New Jersey Resources Corporation	9	407
Nicor Inc.	9	336
North Pittsburgh Systems, Inc.	2	37
Northeast Utilities	26	504
Peoples Energy Corporation	61	2,188
Puget Energy, Inc.	66	1,391
South Jersey Industries, Inc.	34	933
TALK America Holdings, Inc.	54	464	A

80      Annual Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Utilities — Continued
The Laclede Group, Inc.	8	$282
Vectren Corporation	30	781
Westar Energy, Inc.	40	839
WGL Holdings Inc.	81	2,455
WPS Resources Corporation	51	2,530

		19,934

Total Common Stock and Equity Interests (Identified Cost — $197,661)		260,917

Repurchase Agreements — 2.6%
Bank of America 4.75%, dated 3/31/06, to be repurchased at $3,425 on 4/3/06 (Collateral: $3,485 Federal Home Loan Bank notes, 4.75%, due 8/8/07, value $3,493)	$3,424	3,424
J.P. Morgan Chase & Co. 4.70%, dated 3/31/06, to be repurchased at $3,424 on 4/3/06 (Collateral: $3,483 Fannie Mae notes, 4.75%, due 8/10/07, value $3,496)	3,423	3,423

Total Repurchase Agreements (Identified Cost — $6,847)		6,847

Total Investments — 99.9% (Identified Cost — $204,508)		267,764
Other Assets Less Liabilities — 0.1%		294

Net Assets — 100.0%		$268,058

See notes to financial statements.

A	Non-income producing.

Annual Report to Shareholders       81
Statement of Assets and Liabilities
U.S. Small-Capitalization Value Trust
March 31, 2006
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost — $197,661)		$260,917
Short-term securities at value (Identified Cost — $6,847)		6,847
Cash		1
Receivable for fund shares sold		282
Receivable for securities sold		1,395
Dividends and interest receivable		313

Total assets		269,755
Liabilities:
Payable for fund shares repurchased	$559
Payable for securities purchased	653
Accrued management fee	177
Accrued distribution fee	181
Accrued expenses	127

Total liabilities		1,697

Net Assets		$268,058

Net assets consist of:
Accumulated paid-in-capital applicable to:
15,993 Primary Class shares outstanding		$166,058
2,252 Institutional Class shares outstanding		31,814
Accumulated net investment loss		(25)
Undistributed net realized gain on investments		6,955
Unrealized appreciation/depreciation of investments		63,256

Net Assets		$268,058

Net Asset Value Per Share:
Primary Class		$14.51

Institutional Class		$15.99

See notes to financial statements.

82      Annual Report to Shareholders
Statement of Operations
U.S. Small-Capitalization Value Trust
For the Year Ended March 31, 2006
(Amounts in Thousands)

Investment Income:
Dividends	$3,968	A
Interest	208

Total income			$4,176
Expenses:
Management fees	2,058
Distribution and service fees: Primary Class	2,343
Audit and legal fees	45
Custodian fees	85
Directors’ fees and expenses	33
Registration fees	37
Reports to shareholders	103
Transfer agent and shareholder servicing expense:
Primary Class	199
Institutional Class	14
Other expenses	63

	4,980
Less: Fees waived	(32)
Compensating balance credits	(1)

Total expenses, net of waivers and compensating
balance credits			4,947

Net Investment Loss			(771)
Net Realized and Unrealized Gain on Investments:
Realized gain on investments	20,770
Change in unrealized appreciation/depreciation of investments	11,437

Net Realized and Unrealized Gain on Investments			32,207

Change in Net Assets Resulting From Operations			$31,436

See notes to financial statements.

A	Net of foreign taxes withheld of $1.

Annual Report to Shareholders       83
Statement of Changes in Net Assets
U.S. Small-Capitalization Value Trust
(Amounts in Thousands)

	For the Years Ended

	3/31/06	3/31/05

Change in Net Assets:
Net investment loss	$(771)	$(818)
Net realized gain on investments	20,770	30,922
Change in unrealized appreciation/(depreciation) of investments	11,437	(7,166)

Change in net assets resulting from operations	31,436	22,938
Distributions to shareholders:
From net realized gain on investments:
Primary Class	(26,565)	(22,962)
Institutional Class	(2,504)	(1,094)
Change in net assets from Fund share transactions:
Primary Class	(11,723)	17,719
Institutional Class	20,346	3,765

Change in net assets	10,990	20,366
Net Assets:
Beginning of year	257,068	236,702

End of year	$268,058	$257,068

Accumulated net investment loss	$(25)	$(10)

See notes to financial statements.

84      Annual Report to Shareholders
Financial Highlights
U.S. Small-Capitalization Value Trust
   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.
Primary Class:

	Years Ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.43	$14.52	$8.93	$11.73	$9.05

Investment operations:
Net investment loss	(.06)	(.05)	(.07)	(.06)	(.06)
Net realized and unrealized gain/(loss) on investments	1.77	1.38	5.75	(2.74)	2.74

Total from investment operations	1.71	1.33	5.68	(2.80)	2.68

Distributions:
From net realized gain on investments	(1.63)	(1.42)	(.09)	—	—

Total distributions	(1.63)	(1.42)	(.09)	—	—

Net asset value, end of year	$14.51	$14.43	$14.52	$8.93	$11.73

Total return	12.63%	9.67%	63.71%	(23.87)%	29.61%
Ratios to Average Net Assets:A
Total expenses	2.01%	2.00%	2.05%	2.13%	2.24%
Expenses net of waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	(.40)%	(.39)%	(.61)%	(.52)%	(.82)%
Supplemental Data:
Portfolio turnover rate	30.9%	46.7%	44.3%	61.0%	32.1%
Net assets, end of year (in thousands)	$232,061	$242,719	$226,351	$144,447	$182,201

See notes to financial statements.

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Annual Report to Shareholders       85
Institutional Class:

	Years Ended March 31,

	2006		2005	2004	2003	2002

Net asset value, beginning of year	$15.59		$15.39	$9.36	$12.16	$9.30

Investment operations:
Net investment income/(loss)	—	B	.09	.05	.05	(.02)
Net realized and unrealized gain(loss) on investments	2.03		1.53	6.07	(2.85)	2.88

Total from investment operations	2.03		1.62	6.12	(2.80)	2.86

Distributions:
From net realized gain on investments	(1.63)		(1.42)	(.09)	—	—

Total distributions	(1.63)		(1.42)	(.09)	—	—

Net asset value, end of year	$15.99		$15.59	$15.39	$9.36	$12.16

Total return	13.81%		11.06%	65.49%	(23.03)%	30.75%
Ratios to Average Net Assets:A
Total expenses	.98%		.93%	.98%	1.05%	1.20%
Expenses net of waivers, if any	.98%		.93%	.98%	1.00%	1.00%
Expenses net of all reductions	.98%		.93%	.98%	1.00%	1.00%
Net investment income	.66%		.69%	.41%	.50%	.18%
Supplemental Data:
Portfolio turnover rate	30.9%		46.7%	44.3%	61.0%	32.1%
Net assets, end of year (in thousands)	$35,997		$14,349	$10,351	$5,589	$5,529

See notes to financial statements.

B	$(.001) per share

86      Annual Report to Shareholders
Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)
1. Organization and Significant Accounting Policies:
   The Legg Mason Investors Trust, Inc. (“Corporation”), consisting of American Leading Companies Trust (“American Leading Companies”), Balanced Trust (“Balanced Trust”), Financial Services Fund (“Financial Services”) and U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.
   Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services is not currently active. American Leading Companies, Balanced Trust and Financial Services also offer an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. The Financial Intermediary Class of Financial Services was formerly known as Class A. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:
Security Valuation
   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   Each Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed,

Annual Report to Shareholders       87
and the differences could be material. At March 31, 2006, there were no fair valued securities for any of the Funds.
Security Transactions
   Security transactions are recorded on the next business day after trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
   For the year ended March 31, 2006, investment transactions (excluding short-term investments and U.S. government securities) were:

	Purchases	Proceeds From Sales

American Leading Companies	$141,449	$102,810
Balanced Trust	9,553	15,357
Financial Services	16,023	23,855
U.S. Small-Cap	79,019	102,494
   Transactions in U.S. government securities for Balanced Trust were purchases of $3,814 and proceeds from sales of $6,652. There were no transactions in U.S. government securities for the other Funds.
Foreign Currency Translation
   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.
Repurchase Agreements
   The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or

88      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Investors Trust, Inc. — Continued
prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
Compensating Balance Credits
   The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Funds’ cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.
Commission Recapture
   American Leading Companies has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will rebate to the Fund a percentage of commissions generated by the Fund. Such payments are included with realized gain/ (loss) on investment transactions. During the year ended March 31, 2006, American Leading Companies recaptured commissions of $25. No commissions were recaptured by Balanced Trust, Financial Services or U.S. Small Cap.
Investment Income and Distributions to Shareholders
   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually for American Leading Companies, Financial Services and U.S. Small-Cap, and quarterly for Balanced Trust. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements.
Other
   In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against that Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
2. Federal Income Taxes:
   No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its

Annual Report to Shareholders       89
taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
   Distributions during the years ended March 31, 2006 and 2005, were characterized as follows for tax purposes:

	American
	Leading		Balanced
	Companies		Trust

	Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05

Ordinary income	$91	$390	$568	$572
Long-term capital gains	—	—	3,058	1,111

Total distributions	$91	$390	$3,626	$1,683

	Financial		U.S.
	Services		Small-Cap

	Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05

Ordinary income	$60	$521	$2,208	$5,482
Long-term capital gains	6,116	8,922	26,861	18,574

Total distributions	$6,176	$9,443	$29,069	$24,056

   The tax basis components of net assets at March 31, 2006, were:

	American
	Leading	Balanced	Financial	U.S.
	Companies	Trust	Services	Small-Cap

Unrealized appreciation	$297,618	$8,137	$22,633	$69,842
Unrealized depreciation	(9,398)	(1,499)	(471)	(6,586)

Net unrealized appreciation/depreciation	288,220	6,638	22,162	63,256
Undistributed ordinary income	561	312	193	394
Undistributed long-term capital gains	13,474	2,047	2,964	6,561
Other temporary differences	(36)	(17)	(17)	(25)
Paid-in capital	496,887	47,174	43,760	197,872

Net assets	$799,106	$56,154	$69,062	$268,058

90      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Investors Trust, Inc. — Continued
   The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of wash sale losses.
   The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the year ended March 31, 2006, American Leading Companies utilized $9,278, of capital loss carry forwards to offset current year realized gains.
   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2006, the Funds recorded the following permanent reclassifications. Reclassification are primarily due to the tax treatment of net operating losses, gain/(loss) on foreign currency transactions, and reclassifications of gains/losses on paydown securities and commission recapture transactions. Results of operations and net assets were not affected by these reclassifications.

	American
	Leading	Balanced	Financial	U.S.
	Companies	Trust	Services	Small-Cap

Undistributed net investment income	$(6)	$10	$95	$756
Accumulated realized gain/(loss)	6	(10)	(95)	(756)
   At March 31, 2006, the cost of investments for federal income tax purposes was $501,779 for American Leading Companies, $47,275 for Balanced Trust, $46,998 for Financial Services and $204,508 for U.S. Small-Cap.
3. Transactions With Affiliates:
   American Leading Companies has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.
   On January 1, 2006, the advisory fee rate structure paid by American Leading Companies to LMCM was revised as follows:

				Year Ended
Fee rate prior to 1/1/06		Fee rate as of 1/1/06		March 31, 2006

Advisory		Advisory		Management Fee
Fee	Asset Breakpoint	Fee	Asset Breakpoint	Waived

0.75%	up to $1 billion	0.70%	up to $2 billion	$—
0.65%	in excess of $1 billion	0.65%	in excess of $2 billion

Annual Report to Shareholders       91
   Balanced Trust, Financial Services and U.S. Small-Cap have management agreements with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund’s average daily net assets.
   The following chart summarizes the management fees for each of the Funds:

			Year Ended
			March 31, 2006

	Management		Management Fee
Fund	Fee	Asset Breakpoint	Waived

Balanced Trust	0.75%	all asset levels	$70
Financial Services	1.00%	up to $100 million
	0.75%	$100 million – $1 billion	54
	0.65%	in excess of $1 billion
U.S. Small-Cap	0.85%	up to $100 million
	0.75%	$100 million – $1 billion	—
	0.65%	in excess of $1 billion
   LMCM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund’s average daily net assets until August 1, 2006.
   The following chart summarizes the expense limitations for each of the Funds:

		Financial
	Primary Class	Intermediary Class	Institutional Class
Fund	Expense Limitation	Expense Limitation	Expense Limitation

American Leading Companies	1.95%	N/A	0.95%
Balanced Trust	1.85%	1.35%	1.10%
Financial Services	2.25%	1.50%	N/A
U.S. Small-Cap	2.00%	N/A	1.00%

   Barrett Associates, Inc. (“Barrett”), serves as investment adviser to Financial Services. Barrett is responsible for the actual investment activity of the Fund. LMFA pays Barrett a fee for its services, computed daily and payable monthly, at an annual rate of 60% of the fee received by LMFA.
   Bartlett & Co. (“Bartlett”) serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its

N/A —	Not applicable.

92      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Investors Trust, Inc. — Continued
services, computed daily and payable monthly, at an annual rate equal to 66 2/3 % of the fee received by LMFA.
   Brandywine Asset Management, LLC (“Brandywine”) serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA. Effective May 1, 2006, Brandywine Asset Management, LLC changed its name to Brandywine Global Investment Management, LLC.
   On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as distributor for the Fund. The compensation arrangements between the Fund and LMIS are identical to the previous arrangements between the Fund and Legg Mason. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s (and with respect to Financial Services and Balanced Trust, Financial Intermediary Class’s) average daily net assets, computed daily and payable monthly as follows:

			Year Ended
			March 31, 2006

			Distribution and
	Distribution	Service	Service Fees
Fund	Fee	Fee	Voluntarily Waived

American Leading Companies
Primary Class	0.75%	0.25%	$—
Balanced Trust
Primary Class	0.50%	0.25%	36
Financial Intermediary Class	N/A	0.25%	11
Financial Services
Primary Class	0.75%	0.25%	18
Financial Intermediary Class	N/A	0.25%	—
U.S. Small-Cap
Primary Class	0.75%	0.25%	32
   For the year ended March 31, 2006, American Leading Companies paid $22 in brokerage commissions to LMIS, its affiliates or Legg Mason. No brokerage commissions were paid to LMIS, its affiliates or Legg Mason by Balanced Trust, Financial Services, or U.S. Small-Cap.
   LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMCM. For LMFA’s services to American Leading Companies, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.
   LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Funds’ transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS the following amounts during the year ended March 31, 2006: American

Annual Report to Shareholders       93
Leading Companies, $120; Balanced Trust, $15; Financial Services, $11; and U.S. Small-Cap, $49.
   LMCM, LMFA, Barrett, Bartlett, Brandywine, LMIS, and LMFS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.
4. Line of Credit:
   The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds made no borrowings under the Credit Agreement during the year ended March 31, 2006.
5. Fund Share Transactions:
   At March 31, 2006, there were 250,000, 375,000, 125,000, and 50,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, Financial Services and U.S. Small-Cap, respectively. At March 31, 2006, there were 100,000, 125,000, 225,000 and 100,000 shares authorized at $.001 par value for the Financial Intermediary classes of American Leading Companies, Balanced Trust, Financial Services and U.S. Small-Cap, respectively. At March 31, 2006, there were 250,000, 125,000, 125,000 and 50,000 shares authorized at $.001 par value for the Institutional Classes of

94      Annual Report to Shareholders
Notes to Financial Statements — Continued
Legg Mason Investors Trust, Inc. — Continued
American Leading Companies, Balanced Trust, Financial Services and U.S. Small-Cap, respectively. Share transactions are detailed below:

	American Leading Companies Trust

	Primary Class		Institutional Class

	Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05

Shares:
Sold	5,760	4,111	1,352	315
Reinvestment of Distributions	—	10	4	8
Repurchased	(4,883)	(3,667)	(676)	(204)

Net Change	877	454	680	119

Amount:
Sold	$135,444	$84,872	$32,073	$6,670
Reinvestment of Distributions	—	205	91	177
Repurchased	(113,661)	(74,742)	(16,541)	(4,252)

Net Change	$21,783	$10,335	$15,623	$2,595

	Balanced Trust

			Financial
	Primary Class		Intermediary Class		Institutional Class

	Year Ended		Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05	3/31/06	3/31/05

Shares:
Sold	1,048	748	116	105	1,327	14
Reinvestment of Distributions	190	86	85	60	40	2
Repurchased	(1,129)	(1,003)	(1,587)	(200)	(543)	(5)

Net Change	109	(169)	(1,386)	(35)	824	11

Amount:
Sold	$11,918	$8,260	$1,313	$1,179	$15,040	$159
Reinvestment of Distributions	2,139	955	957	662	451	18
Repurchased	(12,800)	(11,061)	(18,027)	(2,202)	(6,160)	(54)

Net Change	$1,257	$(1,846)	$(15,757)	$(361)	$9,331	$123

Annual Report to Shareholders       95

	Financial Services Fund

			Financial
	Primary Class		Intermediary Class

	Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05

Shares:
Sold	283	325	24	17
Reinvestment of Distributions	346	531	20	42
Repurchased	(701)	(652)	(157)	(56)

Net Change	(72)	204	(113)	3

Amount:
Sold	$4,208	$4,861	$370	$261
Reinvestment of Distributions	5,094	7,705	312	643
Repurchased	(10,429)	(9,594)	(2,490)	(868)

Net Change	$(1,127)	$2,972	$(1,808)	$36

	U.S. Small-Cap Value Trust

	Primary Class		Institutional Class

	Year Ended		Year Ended
	3/31/06	3/31/05	3/31/06	3/31/05

Shares:
Sold	1,984	2,509	2,081	342
Reinvestment of Distributions	1,848	1,585	165	71
Repurchased	(4,656)	(2,868)	(914)	(166)

Net Change	(824)	1,226	1,332	247

Amount:
Sold	$28,071	$35,707	$31,880	$5,200
Reinvestment of Distributions	25,913	22,470	2,504	1,094
Repurchased	(65,707)	(40,458)	(14,038)	(2,529)

Net Change	$(11,723)	$17,719	$20,346	$3,765

96      Annual Report to Shareholders
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Legg Mason Investors Trust, Inc. and
Shareholders of American Leading Companies Trust, Balanced Trust,
Financial Services Fund and U.S. Small-Capitalization Value Trust:
   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Leading Companies Trust, Balanced Trust, Financial Services Fund and U.S. Small-Capitalization Value Trust (comprising Legg Mason Investors Trust, Inc., hereafter referred to as the “Funds”) at March 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended March 31, 2005 and the financial highlights for each of the four years in the period ended March 31, 2005 were audited by other auditors whose report dated May 13, 2005 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Baltimore, Maryland
May 19, 2006

Annual Report to Shareholders       97
Change in Independent Registered Public Accounting Firm:
   On May 12, 2005 the Fund, by action of its Board of Directors approved the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending March 31, 2006, effective upon the resignation of Ernst & Young LLP (“E&Y”).
   On June 6, 2005, E&Y resigned as the Fund’s independent registered public accounting firm. The reports of the financial statements audited by E&Y for the Funds for fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years 2003 and 2004 and through June 6, 2005 there were no disagreements between the Funds and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements.

98      Annual Report to Shareholders
Directors and Officers
   The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
Office
and
Name, (Year of	Length	Number of Funds
Birth) and Position	of Time	in Fund	Other	Principal Occupation(s)
with Corporation	ServedA	Complex Overseen	Directorships Held	During the Past Five Years

INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1993	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Chief Executive Officer of The Marrow Foundation (non-profit) since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

Annual Report to Shareholders       99

Term of
Office
and
Name, (Year of	Length	Number of Funds
Birth) and Position	of Time	in Fund	Other	Principal Occupation(s)
with Corporation	ServedA	Complex Overseen	Directorships Held	During the Past Five Years

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. (1950) Director	Since 2004	Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1993	Chairman and Director/Trustee of all Legg Mason funds consisting of 20 portfolios.	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

100      Annual Report to Shareholders
Directors and Officers — Continued

Term of
Office
and
Name, (Year of	Length	Number of Funds
Birth) and Position	of Time	in Fund	Other	Principal Occupation(s)
with Corporation	ServedA	Complex Overseen	Directorships Held	During the Past Five Years

EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	Vice President and Chief Financial Officer of all Legg Mason funds consisting of 20 portfolios.	None	Vice President and Chief Financial Officer, since 2006 of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-present), Western Asset Premier Bond Fund (2001-present), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Treasurer of all Legg Mason Funds (1986-2006).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds consisting of 20 portfolios.	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Olmert, Amy M. (1963) Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds consisting of 20 portfolios.	None	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Annual Report to Shareholders       101

Term of
Office
and
Name, (Year of	Length	Number of Funds
Birth) and Position	of Time	in Fund	Other	Principal Occupation(s)
with Corporation	ServedA	Complex Overseen	Directorships Held	During the Past Five Years

Hughes, Wm. Shane (1968) Treasurer	Since 2006	Treasurer of Legg Mason Equity Funds consisting of 13 portfolios.	None	Treasurer, Legg Mason Equity Funds, since 2006. Assistant Vice President of Legg Mason & Co., LLC and Manager, Funds Accounting, since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005). Assistant Treasurer Legg Mason Equity Funds (1999-2006).

Wachterman, Richard M. (1947) Secretary	Since 2004	Secretary of all Legg Mason funds consisting of 20 portfolios.	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS
AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION’S
WEBSITE (http://www.sec.gov).

A	Directors of the Funds serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Funds are elected to serve until their successors are elected and qualified.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).
C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Funds by virtue of being both employees of Legg Mason, Inc. the principal underwriter of the Funds, and as owners of common stock of Legg Mason, Inc.
D	Officers of the Funds are interested persons (as defined in the 1940 Act).

102      Annual Report to Shareholders
Board Consideration of Legg Mason American Leading Companies Trust’s Investment Advisory and Management Agreement
   At its November 2005 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason American Leading Companies Trust (“American Leading Companies Trust”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of American Leading Companies Trust, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to American Leading Companies Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of American Leading Companies Trust.
   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to American Leading Companies Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.
   The Independent Directors obtained a report on investment performance and expenses from an independent provider of investment company data and retained an independent consultant to assist them in their review and analysis of the Agreement. The Board also drew upon its long association with the Adviser and its personnel, its periodic meetings with the portfolio manager and other employees of the Adviser, and the Board members’ familiarity with the Adviser’s culture, and the manner in which it has sought to strengthen and enhance itself.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared American Leading Companies Trust’s returns to the average of appropriate Lipper categories, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered American Leading Companies Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted American Leading Companies Trust’s performance record and

Annual Report to Shareholders       103
the measures that the Adviser was taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser and its affiliates to American Leading Companies Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for American Leading Companies Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.
   In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to American Leading Companies Trust and profitability for the Adviser and its affiliates from their overall association with American Leading Companies Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of American Leading Companies Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to American Leading Companies Trust were shared with American Leading Companies Trust, the Board further noted that American Leading Companies Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase; and that the Adviser agreed to a lower fee rate at certain asset levels. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to American Leading Companies Trust.
   After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of American Leading Companies Trust.

104      Annual Report to Shareholders
Board Consideration of Legg Mason Balanced Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement
   At its November 2005 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason Balanced Trust (“Balanced Trust”) and the Sub-Advisory Agreement between the Adviser and Bartlett & Co. (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Balanced Trust, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Balanced Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Balanced Trust.
   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Balanced Trust requested certain information from the Adviser and the Sub-Adviser on behalf of the Independent Directors, and in response, the Adviser and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.
   The Independent Directors obtained a report on investment performance and expenses from an independent provider of investment company data and retained an independent consultant to assist them in their review and analysis of each Agreement. The Board also drew upon its long association with the Adviser, the Sub-Adviser and their personnel, its periodic meetings with the portfolio manager and other employees of the Adviser and the Sub-Adviser, and the Board members’ familiarity with the Adviser’s and the Sub-Adviser’s culture and the manner in which they have sought to strengthen and enhance themselves.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s and the Sub-Adviser’s investment process. In assessing performance, the Board compared Balanced Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Balanced Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Balanced Trust’s performance record and the measures that the Adviser and the Sub-Adviser were taking in an effort to achieve attractive long-term

Annual Report to Shareholders       105
performance. The Board also considered the level of service provided by the Adviser to Balanced Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s and the Sub-Adviser’s procedures for executing portfolio transactions for Balanced Trust. The Board also reviewed the Sub-Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.
   In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Adviser and the Sub-Adviser in providing services to Balanced Trust and profitability for the Adviser and its affiliates from their overall association with Balanced Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Balanced Trust and comparable fee schedules and expense ratios of a peer group of funds. Although Balanced Trust had not yet grown to a size where any potential economies of scale might become apparent, the Board satisfied itself that the fees paid by Balanced Trust at its current asset level are appropriate and noted that the Adviser has voluntarily waived fees for Balanced Trust. Finally, the Board considered other benefits accruing to the Adviser, the Sub-Adviser and their affiliates by virtue of their relationship to Balanced Trust.
   After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Balanced Trust.

106      Annual Report to Shareholders
Board Consideration of Legg Mason Financial Services Fund’s Investment Advisory and Management Agreement and Sub-Advisory Agreement
   At its November 2005 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Fund Adviser, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason Financial Services Fund (“Financial Services Fund”) and the Sub-Advisory Agreement between the Adviser and Barrett Associates, Inc. (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Financial Services Fund, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Financial Services Fund. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Financial Services Fund.
   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Financial Services Fund requested certain information from the Adviser and the Sub-Adviser on behalf of the Independent Directors, and in response, the Adviser and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.
   The Independent Directors obtained a report on investment performance and expenses from an independent provider of investment company data and retained an independent consultant to assist them in their review and analysis of each Agreement. The Board also drew upon its long association with the Adviser, the Sub-Adviser and their personnel, its periodic meetings with the portfolio manager and other employees of the Adviser and the Sub-Adviser, and the Board members’ familiarity with the Adviser’s and the Sub-Adviser’s culture and the manner in which they have sought to strengthen and enhance themselves.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s and the Sub-Adviser’s investment process. In assessing performance, the Board compared Financial Services Fund’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Financial Services Fund’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Financial Services Fund’s performance record and

Annual Report to Shareholders       107
the measures that the Adviser and the Sub-Adviser were taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser to Financial Services Fund, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s and the Sub-Adviser’s procedures for executing portfolio transactions for Financial Services Fund. The Board also reviewed the Sub-Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.
   In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Adviser and the Sub-Adviser in providing services to Financial Services Fund and profitability for the Adviser and its affiliates from their overall association with Financial Services Fund. The Board reviewed information about the advisory fee schedule and overall expense ratio of Financial Services Fund and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser and the Sub-Adviser in providing services to Financial Services Fund were shared with Financial Services Fund, the Board further noted that Financial Services Fund’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that the Adviser has voluntarily waived fees for Financial Services Fund. Finally, the Board considered other benefits accruing to the Adviser, the Sub-Adviser and their affiliates by virtue of their relationship to Financial Services Fund.
   After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Financial Services Fund.

108      Annual Report to Shareholders
Board Consideration of Legg Mason U.S. Small Capitalization Value Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement
   At its November 2005 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between Legg Mason Fund Adviser, Inc. (the “Adviser”) and Legg Mason Investors Trust, Inc. on behalf of Legg Mason U.S. Small Capitalization Value Trust (“Small-Cap Value Trust”) and the Sub-Advisory Agreement between the Adviser and Brandywine Global Investment Management, LLC (formerly: Brandywine Asset Management) (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Small-Cap Value Trust, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Small-Cap Value Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Small-Cap Value Trust.
   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Small-Cap Value Trust requested certain information from the Adviser and the Sub-Adviser on behalf of the Independent Directors, and in response, the Adviser and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.
   The Independent Directors obtained a report on investment performance and expenses from an independent provider of investment company data and retained an independent consultant to assist them in their review and analysis of each Agreement. The Board also drew upon its long association with the Adviser, the Sub-Adviser and their personnel, its periodic meetings with the portfolio manager and other employees of the Adviser and the Sub-Adviser, and the Board members’ familiarity with the Adviser’s and the Sub-Adviser’s culture, and the manner in which they have sought to strengthen and enhance themselves.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s and the Sub-Adviser’s investment process. In assessing performance, the Board compared Small-Cap Value Trust’s returns to the average of appropriate Lipper categories, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Small-Cap Value Trust’s performance in the context of the risk undertaken by the

Annual Report to Shareholders       109
portfolio manager. The Board noted Small-Cap Value Trust’s performance record and the measures that the Adviser and the Sub-Adviser were taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Adviser to Small-Cap Value Trust, including oversight of the transfer agent, the custodian, and preparation of regulatory filings. The Board considered the Adviser’s and the Sub-Adviser’s procedures for executing portfolio transactions for Small-Cap Value Trust. The Board also reviewed the Sub-Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.
   In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Adviser and the Sub-Adviser in providing services to Small-Cap Value Trust and profitability for the Adviser and its affiliates from their overall association with Small-Cap Value Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Small-Cap Value Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser and the Sub-Adviser in providing services to Small-Cap Value Trust were shared with Small-Cap Value Trust, the Board further noted that Small-Cap Value Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. The Board also compared Small-Cap Value Trust’s advisory fee schedule to the advisory fees charged by the Adviser and the Sub-Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser and the Sub-Adviser to Small-Cap Value Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser, the Sub-Adviser and their affiliates by virtue of their relationship to Small-Cap Value Trust.
   After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Small-Cap Value Trust.

110      Annual Report to Shareholders
Glossary of Index Definitions
   Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.
   Lehman Intermediate U.S. Government/Credit Bond Index — A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.
   Lipper Balanced Fund Index — An index comprised of the 30 largest funds in the Lipper universe of 739 balanced funds.
   Lipper Financial Services Fund Index — An index comprised of the 10 largest funds in the Lipper universe of 125 financial services funds.
   Lipper Large-Cap Core Funds — Average of the 925 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   Lipper Large-Cap Value Funds — Average of the 512 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.
   Russell Microcap Index — Measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index and the next 1,000 securities below the index. As of the latest reconstitution, the average market capitalization was approximately $217.0 million; the median market capitalization was approximately $182.6 million. The largest company in the index had an approximate market capitalization of $539.5 million; the smallest company in the index has an approximate market capitalization of $54.8 million.
   Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
   Russell 2000 Growth Index — Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
   Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.
   Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Annual Report to Shareholders       111
   S&P Financial Index — A capitalization-weighted, price-only index representing 9 financial groups and 53 financial companies.
   S&P 400 Mid-Cap Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.
   S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

Fund Information       115
Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.
Baltimore, MD

For Balanced Trust, Financial Services Fund, and U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.
Baltimore, MD
Investment Advisers
   For American Leading Companies Trust:

Legg Mason Capital Management, Inc.
Baltimore, MD
   For Balanced Trust:

Bartlett & Co.
Cincinnati, OH
   For Financial Services Fund:

Barrett Associates, Inc.
New York, NY
   For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC
Philadelphia, PA
Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Dr. Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola
Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

116      Fund Information
Custodian

State Street Bank & Trust Company Boston, MA
Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP Washington, DC
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information about any of the Legg Mason Funds, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services- Institutional For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com
Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. Subsidiary
LMF-013 (3/06)

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Investors Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;
•	Compliance with applicable governmental laws, rules and regulations;
•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and
•	Accountability for adherence to the Code of Ethics.
(b)	No response required.
(c)	Not applicable.
(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.
(e)	Not applicable.
(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

Ernst & Young LLP Fiscal Year Ended March 31, 2005 – $95,200

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2006 – $87,450

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Ernst & Young LLP Fiscal Year Ended March 31, 2005 — $22,600

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2006 — $4,200

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Ernst & Young LLP Fiscal Year Ended March 31, 2005 – $473,333

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2005 – $302,596 Fiscal Year Ended March 31, 2006 – $277,065

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.
(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Investors Trust, Inc.
By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: June 2, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investors Trust, Inc.
Date: June 2, 2006
By: /s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investors Trust, Inc.
Date: June 1, 2006